Exhibit 10.118

                               TRANSFER AGREEMENT

            This TRANSFER AGREEMENT (this "Agreement"), dated as of November 15, 2002, is by and among Bluegreen Corporation, a Massachusetts corporation ("Bluegreen"), BXG Receivables Note Trust 2001-A, a statutory trust formed under the laws of the State of Delaware (the "Warehouse Issuer" or the "Seller") and Bluegreen Receivables Finance Corporation VI, a Delaware corporation (the "Securitization Depositor"), and their respective permitted successors and assigns.

                                   WITNESSETH:

            WHEREAS, in connection with the transactions contemplated by (i) that certain amended and restated sale and servicing agreement, dated as of April 17, 2002 (the "Warehouse Sale and Servicing Agreement") by and among Bluegreen Receivables Finance Corporation V, as depositor (the "Warehouse Depositor"), the Warehouse Issuer, as issuer, Bluegreen, as seller and servicer (in such capacity, the "Warehouse Servicer"), Concord Servicing Corporation, as backup servicer (the "Backup Servicer"), Vacation Trust, Inc., as club trustee (the "Club Trustee") and U.S. Bank National Association ("US Bank"), as indenture trustee and custodian, (ii) that certain amended and restated indenture, dated as of April 17, 2002 (the "Warehouse Indenture"), by and between Warehouse Issuer and US Bank, as indenture trustee, and (iii) that certain amended and restated note purchase agreement, dated as of April 17, 2002 (the "Warehouse Note Purchase Agreement") by and among the Warehouse Issuer, Bluegreen, the Warehouse Depositor, ING Capital LLC, as agent (the "Warehouse Agent") and the purchasers named therein (the "Warehouse Purchasers"), (A) Bluegreen sold, transferred and conveyed, from time to time, all of its right, title and interest in, to and under certain timeshare loans, receivables and related security (the "Warehouse Timeshare Loans") to the Warehouse Depositor,
(B) the Warehouse Depositor sold the Warehouse Timeshare Loans to the Warehouse Issuer and (C) the Warehouse Issuer issued a single class of notes (the "Warehouse Notes") secured by the Warehouse Timeshare Loans to the Warehouse Purchasers;

            WHEREAS, in connection with each sale of the Warehouse Timeshare Loans to the Warehouse Depositor under the Warehouse Sale and Servicing Agreement, Bluegreen made certain representations and warranties with respect to the Warehouse Timeshare Loans as of the related transfer dates;

            WHEREAS, pursuant to Section 9.15 of the Warehouse Note Purchase Agreement, the Warehouse Agent may, after delivery of notice (a "Sale Notice") to the Warehouse Issuer, direct the Warehouse Issuer to sell, transfer and convey to the Warehouse Agent's designee, all of its right, title and interest in, to and under the Warehouse Timeshare Loans specified in such Sale Notice;

            WHEREAS, on the date hereof, the Warehouse Agent has delivered such notice to the Warehouse Issuer and, in such notice, has directed the Warehouse Issuer to sell the


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Warehouse Timeshare Loans specified in such notice to the Securitization
Depositor and to enter into this Agreement and such other Transaction Documents as are necessary to effectuate the sale of such Warehouse Timeshare Loans;

            WHEREAS, the Securitization Depositor has been established as a bankruptcy-remote entity owned by Bluegreen for the purpose of acquiring the Warehouse Timeshare Loans and other Timeshare Loans sold and/or contributed to it by Bluegreen and another seller of timeshare loans, as the case may be, in accordance with the provisions of the Purchase Agreement and the Heller Facility Transfer Agreement;

            WHEREAS, on the Closing Date, (i) pursuant to the Sale Notice, the Seller wishes to sell all of its right, title and interest in and to the Warehouse Timeshare Loans to the Securitization Depositor in accordance with the provisions of this Agreement, (ii) the Securitization Depositor intends, concurrently with the purchase of the Warehouse Timeshare Loans from the Seller, to sell, transfer and otherwise absolutely convey, and BXG Receivables Note Trust 2002-A (the "Securitization Issuer") intends to purchase the Warehouse Timeshare Loans and other timeshare loans, and (ii) the Securitization Issuer intends to pledge such Warehouse Timeshare Loans and other timeshare loans acquired thereby to US Bank, as indenture trustee (in such capacity, the "Securitization Indenture Trustee") and custodian (in such capacity, the "Securitization Custodian"), pursuant to an indenture, dated as of November 15, 2002 (the "Securitization Indenture"), by and among the Securitization Issuer, Bluegreen, as servicer (the "Securitization Servicer"), the Club Trustee and the Securitization Indenture Trustee, to secure the Issuer's 4.580% Timeshare Loan-Backed Notes, Series 2002-A, Class A, 4.740% Timeshare Loan-Backed Notes, Series 2002-A, Class B, 5.735% Timeshare Loan-Backed Notes, Series 2002-A, Class C and 7.750% Fixed Rate Timeshare Loan-Backed Notes, Series 2002-A, Class D (collectively, the "Securitization Notes");

            WHEREAS, Bluegreen originated the Warehouse Timeshare Loans, is familiar with the terms of the Warehouse Timeshare Loans and is the Warehouse Servicer and has been servicing each of the Warehouse Timeshares Loans on behalf of the Warehouse Agent and Warehouse Purchasers in accordance with the Servicing Standard and the applicable provisions of the Warehouse Sale and Servicing Agreement and it has not taken or failed to take any action to cause a breach of the representations and warranties set forth in Section 2.1 and 2.2 of Warehouse Sale and Servicing Agreement;

            WHEREAS, in consideration for providing the representations and warranties set forth in Section 5 of this Agreement and having the obligation to cure any material breaches thereof, or to repurchase or substitute any Defective Timeshare Loans, and to provide the indemnities set forth hereunder, Bluegreen desires: (i) to act as Securitization Servicer on behalf of the Holders of the Securitization Notes, for which Bluegreen shall be entitled to receive a Servicing Fee and Additional Servicing Compensation in accordance with the provisions of the Securitization Indenture, (ii) to act as Administrator on behalf of the Securitization Issuer and the Owner Trustee, for which Bluegreen shall be entitled to an Administrator Fee, (iii) to have the option, but not the obligation, to purchase or substitute Upgraded Club Loans pursuant to the terms and conditions set forth in this Agreement and the Transaction Documents and
(iv) to have the option, but not the obligation, to purchase or substitute Defaulted Timeshare Loans, which


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such option may be waived with respect to any Defective Timeshare Loan, in each case, pursuant to the terms and conditions set forth herein; and

            WHEREAS, Bluegreen, as the residual interest owner with respect to the BXG Receivables Note Trust 2001-A, will derive an economic benefit from the sale hereunder of the Warehouse Timeshare Loans to the Securitization Depositor.

            NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

            SECTION 1. Definitions; Interpretation. Capitalized terms used but not defined herein shall have the meanings specified in "Standard Definitions" attached hereto as Annex A.

            SECTION 2. Acquisition of Timeshare Loans.

            (a) (i) Timeshare Loans. On the Closing Date, in return for the Timeshare Loan Acquisition Price for each of the Warehouse Timeshare Loans, the Seller does hereby transfer, assign, sell and grant to the Securitization Depositor, without recourse (except as provided in Section 6 and Section 8 hereof), any and all of the Seller's right, title and interest in and to (i) the Warehouse Timeshare Loans listed on Schedule III hereto, (ii) the Receivables in respect of such Warehouse Timeshare Loans due after the related Cut-Off Date,
(iii) the related Timeshare Loan Documents (excluding any rights as developer or declarant under the Timeshare Declaration, the Timeshare Program Consumer Documents or the Timeshare Program Governing Documents), (iv) all Related Security in respect of each such Warehouse Timeshare Loan, (v) the Seller's rights and remedies under the Warehouse Sale and Servicing Agreement (including, but not limited to, repurchase and substitution rights with respect to breaches of representations and warranties made by Bluegreen therein in respect of the Warehouse Timeshare Loans) and (vi) all income, payments, proceeds and other benefits and rights related to any of the foregoing (the property in clauses
(i)-(vi), being the "Assets"). Upon such sale and transfer, the ownership of each Warehouse Timeshare Loan and all collections allocable to principal and interest thereon since the related Cut-Off Date and all other property interests or rights conveyed pursuant to and referenced in this Section 2(a)(i) shall immediately vest in the Securitization Depositor, its successors and assigns (including the Securitization Issuer and the Securitization Indenture Trustee). The Seller shall not take any action inconsistent with such ownership nor claim any ownership interest in any Warehouse Timeshare Loan for any purpose whatsoever other than for federal and state income tax reporting, if applicable. The parties to this Agreement hereby acknowledge that the "credit risk" of the Warehouse Timeshare Loans conveyed hereunder shall be borne by the Securitization Issuer and its subsequent assignees.

            (b) Delivery of Timeshare Loan Documents. In connection with the sale, transfer, assignment and conveyance of any Warehouse Timeshare Loans hereunder, the Securitization Depositor hereby directs the Seller and the Seller hereby agrees to deliver or cause to be delivered to the U.S. Bank, as Custodian, all related Timeshare Loan Files and to the Securitization Servicer all related Timeshare Loan Servicing Files.


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            (c) Collections. The Seller shall deposit or cause to be deposited all collections in respect of the Warehouse Timeshare Loans received by the Seller, the Warehouse Servicer or any of its Affiliates after the related Cut-Off Date in the Lockbox Account.

            (d) Limitation of Liability. None of the Securitization Depositor, the Seller or any subsequent assignee of the Securitization Depositor shall have any obligation or liability with respect to any Warehouse Timeshare Loan nor shall the Securitization Depositor, the Seller or any subsequent assignee have any liability to any Obligor in respect of any Warehouse Timeshare Loan. No such obligation or liability is intended to be assumed by the Securitization Depositor, the Seller or any subsequent assignee herewith and any such liability is hereby expressly disclaimed.

            SECTION 3. Intended Characterization; Grant of Security Interest. It is the intention of the parties hereto that the transfer of Warehouse Timeshare Loans to be made pursuant to the terms hereof shall constitute a sale by the Seller to the Securitization Depositor and not a loan secured by the Warehouse Timeshare Loans. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale, it is the intention of the parties hereto that the Seller shall be deemed to have granted to the Securitization Depositor as of the date hereof a first priority perfected security interest in all of Seller's right, title and interest in, to and under the Assets specified in Section 2 hereof, and that with respect to such conveyance, this Agreement shall constitute a security agreement under applicable law. In the event of the characterization of any such transfer as a loan, the amount of interest payable or paid with respect to such loan under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum non-usurious rate of interest allowed by the applicable state law or any applicable law of the United States permitting a higher maximum non-usurious rate that preempts such applicable state law, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any such loan exceeds the Highest Lawful Rate, the parties hereto stipulate that (a) to the extent possible given the term of such loan, such excess amount previously paid or to be paid with respect to such loan be applied to reduce the principal balance of such loan, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (b) to the extent that the reduction of the principal balance of, and the amounts collectible under, such loan and the reformation of the provisions thereof described in the immediately preceding clause (a) is not possible given the term of such loan, such excess amount will be deemed to have been paid with respect to such loan as a result of an error and upon discovery of such error or upon notice thereof by any party hereto such amount shall be refunded by the recipient thereof.

            The characterization of the Seller as "debtor" and the Securitization Depositor as "secured party" in any such financing statement required hereunder is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale to the Securitization Depositor of such Seller's entire right, title and interest in and to the Assets.


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            Each of the Seller, Bluegreen, the Club Trust, the Club Trustee, the
Securitization Depositor and any of its Affiliates hereby agrees to make the appropriate entries in its general accounting records and to indicate that the Warehouse Timeshare Loans have been transferred to the Securitization Depositor.

            SECTION 4. Conditions Precedent to Acquisition of Warehouse Timeshare Loans by the Securitization Depositor. The obligations of the Securitization Depositor to purchase any Warehouse Timeshare Loans hereunder shall be subject to the satisfaction of the following conditions:

            (a) All representations and warranties of Bluegreen contained in
Section 5 and in Schedule I hereof, and all information provided in the Schedule of Timeshare Loans related thereto shall be true and correct as of the Closing Date or Transfer Date, as applicable, and Bluegreen shall have delivered to the Securitization Depositor, the Securitization Indenture Trustee and the Initial Purchaser an Officer's Certificate to such effect.

            (b) On or prior to the Closing Date or a Transfer Date, as applicable, the Seller shall have delivered or shall have caused the delivery of
(i) the related Timeshare Loan Files to the Securitization Custodian and the Securitization Custodian shall have delivered a receipt therefore pursuant to the Custodial Agreement and (ii) the Timeshare Loan Servicing Files to the Securitization Servicer.

            (c) The Seller shall have delivered or shall have caused to be delivered all other information theretofore required or reasonably requested by the Securitization Depositor to be delivered by the Seller or performed or caused to be performed all other obligations required to be performed as of the Closing Date or Transfer Date, as the case may be, including all filings, recordings and/or registrations as may be necessary in the reasonable opinion of the Securitization Depositor, the Securitization Issuer, or the Securitization Indenture Trustee to establish and preserve the right, title and interest of the Securitization Depositor, the Securitization Issuer, or the Securitization Indenture Trustee, as the case may be, in the related Warehouse Timeshare Loans.

            (d) On or before the Closing Date, the Securitization Depositor, the Securitization Servicer, the Club Trustee, the Backup Servicer and the Indenture Trustee shall have entered into the Securitization Indenture.

            (e) The Securitization Notes shall be issued and sold on the Closing Date, and each of the Securitization Issuer and the Securitization Depositor shall receive the full consideration due it upon the issuance of the Securitization Notes, and the Securitization Issuer and the Securitization Depositor shall have applied their respective consideration to the extent necessary, to pay the Timeshare Loan Acquisition Price for each Warehouse Timeshare Loan.

            (f) Each Timeshare Loan conveyed on a Transfer Date shall satisfy each of the criteria specified in the definition of "Qualified Substitute Timeshare Loan" and each of the conditions herein and in the Securitization Indenture for substitution of Warehouse Timeshare Loans shall have been satisfied.


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            (g) The Securitization Depositor shall have received such other certificates and opinions as it shall reasonably request.

            SECTION 5. Representations and Warranties and Certain Covenants of Bluegreen.

            (a) Bluegreen represents and warrants to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee for the benefit of the Securitization Noteholders, as of the Closing Date (with respect to the Timeshare Loans transferred on the Closing Date) and on each Transfer Date (with respect to Qualified Substitute Timeshare Loans transferred on such Transfer Date) as follows:

            (i) Due Incorporation; Valid Existence; Good Standing. It is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation; and is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Agreement makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans. To Bluegreen's Knowledge, the Seller is, and so long as the Warehouse Notes are outstanding, will be a business trust duly organized and validly existing in good standing under the laws of the jurisdiction of its formation and is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the performance of its obligations under this Agreement makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (ii) Possession of Licenses, Certificates, Franchises and Permits. Each of Bluegreen and the Seller holds (and Bluegreen at all times during the term of this Agreement and the Seller so long as the Warehouse Notes are outstanding, will hold) all material licenses, certificates, franchises and permits from all governmental authorities necessary for the conduct of its business, and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (iii) Corporate Authority and Power. It has, and at all times during the term of this Agreement will have, all requisite corporate power and authority to own its


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      properties, to conduct its business, to execute and deliver this Agreement and all documents and transactions contemplated hereunder and to perform all of its obligations under this Agreement and any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder. To Bluegreen's Knowledge, the Seller has, and so long as the Warehouse Notes are outstanding, will have all requisite corporate power and authority to own its properties, to conduct its business, to execute and deliver this Agreement and all documents and transactions contemplated hereunder and to perform all of its obligations under this Agreement and any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder. To Bluegreen's Knowledge, the Seller has all requisite power and authority to acquire, own, transfer and convey the Warehouse Timeshare Loans to the Securitization Depositor.

            (iv) Authorization, Execution and Delivery Valid and Binding. This Agreement and all other Transaction Documents and instruments required or contemplated hereby to be executed and delivered by Bluegreen have been duly authorized, executed and delivered by Bluegreen and, assuming the due execution and delivery by, the other party or parties hereto and thereto, constitute legal, valid and binding agreements enforceable against Bluegreen in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium and other similar applicable laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency, reorganization, liquidation or dissolution, as applicable, of Bluegreen and to general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law. To Bluegreen's Knowledge, this Agreement and all other Transaction Documents and instruments required or contemplated hereby to be executed and delivered by the Seller have been duly authorized, executed and delivered by the Seller and, assuming the due execution and delivery by, the other party or parties hereto and thereto, constitute legal, valid and binding agreements enforceable against the Seller in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium and other similar applicable laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency, reorganization, liquidation or reorganization as applicable, of the Seller and to general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law. To Bluegreen's Knowledge, this Agreement constitutes a valid transfer of the Seller's interest in the Warehouse Timeshare Loans to the Securitization Depositor or, in the event of the characterization of any such transfer as a loan, the valid creation of a first priority perfected security interest in the Warehouse Timeshare Loans in favor of the Securitization Depositor.

            (v) No Violation of Law, Rule, Regulation, etc. The execution, delivery and performance by Bluegreen of this Agreement and any other Transaction Document to which it is a party do not and will not (A) violate any of the provisions of its articles of incorporation or bylaws,
      (B) violate any provision of any law, governmental rule or regulation currently in effect applicable to it or its properties or by which it or its


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      properties may be bound or affected, including, without limitation, any bulk transfer laws, where such violation would have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans, (C) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to it or its properties or by which it or its properties are bound or affected, where such violation would have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans, (D) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound where such violation would have a material adverse effect on its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans or (E) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument. To Bluegreen's Knowledge, the execution, delivery and performance by the Seller of this Agreement and any other Transaction Document to which the Seller is a party do not and will not (1) violate any of the provisions of its certificate of trust, trust agreement or other related organizational document, (2) violate any provision of any law, governmental rule or regulation currently in effect applicable to the Seller or its properties by which the Seller or its properties may be bound or affected, including, without limitation, any bulk transfer laws, where such violation would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or any other Transaction Document to which the Seller is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans, (3) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Seller or its properties or by which the Seller or its properties are bound or affected, where such violation would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or any other Transaction Document to which the Seller is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the related Warehouse Timeshare Loans or (4) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any sale and servicing agreement, indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound where such violation would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or any other Transaction Document to which the Seller is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (vi) Governmental Consent. No consent, approval, order or authorization of, and no filing with or notice to, any court or other Governmental Authority in respect of


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      Bluegreen is required which has not been obtained in connection with the authorization, execution, delivery or performance by Bluegreen of this Agreement or any of the other Transaction Documents to which Bluegreen is a party or under the transactions contemplated hereunder or thereunder, including, without limitation, the transfer of the Warehouse Timeshare Loans and the creation of the security interest of the Securitization Depositor therein pursuant to Section 3 hereof. To Bluegreen's Knowledge, no consent, approval, order or authorization of, and no filing with or notice to, any court or other Governmental Authority in respect of the Seller is required which has not been obtained in connection with the authorization, execution, delivery or performance by the Seller of this Agreement or any of the other Transaction Documents to which the Seller is a party or under the transactions contemplated hereunder or thereunder, including, without limitation, the transfer of the Warehouse Timeshare Loans and the creation of the security interest of the Securitization Depositor therein pursuant to Section 3 hereof.

            (vii) Defaults. It is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, in each case, which would have a material adverse effect on the transactions contemplated hereunder or on its business, operations, financial condition or assets, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body. To Bluegreen's Knowledge, on the Closing Date the Seller is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, in each case, which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

            (viii) Insolvency. It is solvent and will not be rendered insolvent by the transfer of Warehouse Timeshare Loans hereunder. On the Closing Date, it will not engage in any business or transaction the result of which would cause the property remaining with it to constitute an unreasonably small amount of capital. To Bluegreen's Knowledge, on the Closing Date the Seller is solvent and will not be rendered insolvent by the transfer of the Warehouse Timeshare Loans hereunder. To Bluegreen's Knowledge, on the Closing Date, the Seller will not engage in any business or transaction, the result of which would cause the property remaining with it to constitute an unreasonably small amount of capital.

            (ix) Pending Litigation or Other Proceedings. Other than as described in the Offering Circular, there is no pending or, to its Knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting it which, if decided adversely, would materially and adversely affect (A) its condition (financial or otherwise), its business or operations,


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      (B) its ability to perform its obligations under, or the validity or enforceability of, this Agreement or any other documents or transactions contemplated under this Agreement, (C) any Warehouse Timeshare Loan or title of any Obligor to any related Timeshare Property, or (D) the Securitization Depositor's or any of its assigns' ability to foreclose or otherwise enforce the liens of the related Mortgage Notes and the rights of the Obligors to use and occupy the related Timeshare Properties. To Bluegreen's Knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Seller which, if decided adversely, would materially and adversely affect (A) the Seller's ability to perform its obligations under, or the validity or enforceability of, this Agreement or any other documents or transactions contemplated under this Agreement, (B) any Warehouse Timeshare Loan or title of any Obligor to any related Timeshare Property or (C) the Securitization Depositor's or any of its assigns' ability to foreclose or otherwise enforce the liens of the related Mortgage Notes and the rights of the Obligors to use and occupy the related Timeshare Properties.

            (x) Information. No document, certificate or report furnished or required to be furnished by or on behalf of it or, to Bluegreen's Knowledge, on behalf of the Seller pursuant to this Agreement, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which it was made. There are no facts known to it which, individually or in the aggregate, materially adversely affect, or which (aside from general economic trends) may reasonably be expected to materially adversely affect in the future, its financial condition or assets or business, or which may impair its or the Seller's ability to perform its respective obligations under this Agreement, which have not been disclosed herein or therein or in the certificates and other documents furnished to the Securitization Depositor by or on its or the Seller's behalf pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

            (xi) Foreign Tax Liability. It is not aware of any Obligor under a Warehouse Timeshare Loan who has withheld any portion of payments due under such Warehouse Timeshare Loan because of the requirements of a foreign taxing authority, and no foreign taxing authority has contacted it concerning a withholding or other foreign tax liability.

            (xii) No Deficiency Accumulation. Neither it nor, to Bluegreen's Knowledge, the Seller has outstanding "accumulated funding deficiency" (as such term is defined under ERISA and the Code) with respect to any "employee benefit plan" (as such term is defined under ERISA) sponsored by it or the Seller.

            (xiii) Taxes. It has filed all tax returns (federal, state and local) which it reasonably believes are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from it or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings or except where the failure to file or pay will not have a material adverse effect on the rights and interests of the Securitization Depositor or any of its subsequent assignees. It knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established. It intends to pay all such taxes, assessments and governmental charges when due. To Bluegreen's Knowledge, the Seller has filed, as of the Closing Date all applicable tax returns which it reasonably believes are required to be filed.

            (xiv) Place of Business. The principal place of business and chief executive office where Bluegreen and the Seller keeps its records concerning the Warehouse Timeshare Loans will be 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 (or such other place specified by Bluegreen and the Seller by written notice to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee). The Seller is a business trust formed under the laws of the State of Delaware. Bluegreen is a corporation formed under the laws of the Commonwealth of Massachusetts.

            (xv) Securities Laws. Neither it nor, to Bluegreen's Knowledge, the Seller is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No portion of the Timeshare Loan Acquisition Price for each of the Warehouse Timeshare Loans will be used by it or the Seller to acquire any security in any transaction which is subject to Section 13 or
      Section 14 of the Securities Exchange Act of 1934, as amended.

            (xvi) Bluegreen Vacation Club. With respect to Warehouse Timeshare Loans that are Club Loans:

                  (A) The Club Trust Agreement, of which a true and correct copy is attached hereto as Exhibit B is in full force and effect and a certified copy of the Club Trust Agreement has been delivered to the Securitization Indenture Trustee together with all amendments and supplements in respect thereof;

                  (B) The arrangement of contractual rights and obligations
            (duly established in accordance with the Club Trust Agreement under the laws of the State of Florida) was established for the purpose of holding and preserving certain property for the benefit of the Beneficiaries referred to in the Club Trust Agreement. The Club Trustee has all necessary trust and other authorizations and powers required to carry out its obligations under the Club Trust Agreement in the State of Florida and in all other states in which it owns Resort Interests. The Club is not a corporation or business trust under the laws of the State of Florida. The Club is not taxable as an association, corporation or business trust under federal law or the laws of the State of Florida;

                  (C) The Club Trustee is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida. The Club Trustee is authorized to transact business in no other state. The Club Trustee is not an affiliate of the Servicer for purposes of Chapter 721, Florida Statutes and is in compliance with the requirements of such Chapter 721 requiring that it be independent of the Servicer;

                  (D) The Club Trustee had all necessary corporate power to
            execute and deliver, and has all necessary corporate power to perform its obligations under this Agreement, the other Transaction Documents to which it is a party, the Club Trust Agreement and the Club Management Agreement. The Club Trustee possesses all requisite franchises, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to discharge its obligations under the Club Trust Agreement;

                  (E) The Club Trustee holds all right, title and interest in and to all of the Timeshares Properties related to the Warehouse Timeshare Loans solely for the benefit of the Beneficiaries referred to in, and subject in each case to the provisions of, the Club Trust Agreement and the other documents and agreements related thereto. Except with respect to the Mortgages, the Club Trustee has permitted none of such related Warehouse Timeshare Loans to be made subject to any lien or encumbrance during the time it has been a part of the trust estate under the Club Trust Agreement;

                  (F) There are no actions, suits, proceedings, orders or
            injunctions pending against the Club or the Club Trustee, at law or in equity, or before or by any governmental authority which, if adversely determined, could reasonably be expected to have a material adverse effect on the Trust Estate or the Club Trustee's ability to perform its obligations under the Transaction Documents;

                  (G) Neither the Club nor the Club Trustee has incurred any indebtedness for borrowed money (directly, by guarantee, or otherwise);

                  (H) All ad valorem taxes and other taxes and assessments
            against the Club and/or its trust estate have been paid when due and neither the Servicer nor, to Bluegreen's Knowledge, the Club Trustee knows of any basis for any additional taxes or assessments against any such property. The Club has filed all required tax returns and has paid all taxes shown to be due and payable on such returns, including all taxes in respect of sales of Owner Beneficiary Rights (as defined in the Club Trust Agreement) and Vacation Points;

                  (I) The Club and the Club Trustee are in compliance in all material respects with all applicable laws, statutes, rules and governmental regulations applicable to it and in compliance with each material instrument, agreement or document to which it is a party or by which it is bound, including, without limitation, the Club Trust Agreement;

                  (J) Except as expressly permitted in the Club Trust Agreement, the Club Trustee has maintained the One-to-One Beneficiary to Accommodation Ratio (as such terms are defined in the Club Trust Agreement);

                  (K) Bluegreen Vacation Club, Inc. is a non-stock corporation duly formed, validly existing and in good standing under the laws of the State of Florida;

                  (L) Upon purchase of the Warehouse Timeshare Loans and related
            Trust Estate hereunder, the Securitization Depositor and its subsequent assignees is an "Interest Holder Beneficiary" under the Club Trust Agreement and each of the Warehouse Timeshare Loans constitutes "Lien Debt", "Purchase Money Lien Debt" and "Owner Beneficiary Obligations" under the Club Trust Agreement; and

                  (M) Except as disclosed to the Securitization Depositor or its assignees in writing, each Mortgage associated with a Warehouse Timeshare Loan that is a Club Loan and granted by the Club Trustee or the Obligor on the related Club Loan, as applicable, has been duly executed, delivered and recorded by or pursuant to the instructions of the Club Trustee under the Club Trust Agreement and such Mortgage is valid and binding and effective to create the lien and security interests in favor of the Securitization Indenture Trustee (upon assignment thereof to the Securitization Indenture Trustee). Each of such Mortgages was granted in connection with the financing of a sale of a Resort Interest.

            (xvii) Bluegreen is the Warehouse Servicer and has been servicing the Warehouse Timeshare Loans in accordance with the Servicing Standard and the applicable provisions of the Warehouse Sale and Servicing Agreement and it has not taken or failed to take any action to cause a breach of the representations and warranties set forth in Sections 2.1 and
      2.2 of Warehouse Sale and Servicing Agreement.

            (b) Bluegreen hereby makes the representations and warranties relating to the Warehouse Timeshare Loans contained in Schedule I hereto for the benefit of the Securitization Depositor and its assignees as of the Closing Date (with respect to each Warehouse Timeshare Loan transferred on the Closing Date) and as of each Transfer Date (with respect to each Qualified Substitute Timeshare Loan transferred on such Transfer Date), as applicable.

            (c) It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive the (i) sale of each Warehouse Timeshare Loan to the Securitization Depositor, (ii) any subsequent sale and assignment by the Securitization Depositor of such Warehouse Timeshare Loans and the rights and remedies of the Securitization Depositor hereunder to the Securitization Issuer and (iii) the subsequent pledge of such Warehouse Timeshare Loans and rights and remedies hereunder to the Securitization Indenture Trustee on behalf of the Securitization Noteholders and shall continue so long as any such Warehouse Timeshare Loans shall remain outstanding or until such time as such Warehouse Timeshare Loans are repurchased, purchased or a Qualified Substitute Timeshare Loan is provided pursuant to Section 6 hereof. Each of the Seller and Bluegreen acknowledge that it has been advised that the Securitization Depositor intends to sell, transfer, assign and convey all of its right, title and interest in and to each Warehouse Timeshare Loan and its rights and remedies under this Agreement to the Securitization Issuer and that the Securitization Issuer intends to pledge the

Warehouse Timeshare Loans and its rights and remedies under this Agreement to the Securitization Indenture Trustee on behalf of the Securitization Noteholders. The Seller and Bluegreen jointly agree that, upon any such assignment, the Securitization Indenture Trustee may enforce directly, without joinder of the Securitization Depositor or the Securitization Issuer (but subject to any defense that Bluegreen may have under this Agreement) all rights and remedies hereunder.

            (d) With respect to any representations and warranties contained in
Section 5 which are made to Bluegreen's Knowledge, if it is discovered that any representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of a Warehouse Timeshare Loan or the interests of the Securitization Depositor or any subsequent assignee thereof, then notwithstanding such lack of Knowledge of the accuracy of such representation and warranty at the time such representation or warranty was made (without regard to any Knowledge qualifiers), such inaccuracy shall be deemed a breach of such representation or warranty for purposes of the repurchase or substitution obligations described in Sections 6(a)(i) or (ii) below.

            SECTION 6. Repurchases and Substitutions.

            (a) Mandatory Repurchases and Substitutions for Breaches of Representations and Warranties. Upon the receipt of notice by Bluegreen of a breach of any of its respective representations and warranties in Section 5 (on the date on which such representation or warranty was made) which materially and adversely affects the value of a Warehouse Timeshare Loan or the interests of the Securitization Depositor or any subsequent assignee of the Securitization Depositor therein, Bluegreen shall within 60 days of receipt of such notice, cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or either (i) repurchase the Securitization Depositor's or its assignee's interest in such related Defective Timeshare Loan from the Securitization Depositor or its assignee at the Repurchase Price or (ii) provide one or more Qualified Substitute Timeshare Loans and pay the related Substitution Shortfall Amounts, if any.

            (b) Optional Purchases or Substitutions of Upgraded Club Loans. The Securitization Depositor hereby irrevocably grants Bluegreen any options to purchase or substitute Upgraded Club Loans it has under the Sale Agreement with the Securitization Issuer. With respect to Upgraded Club Loans, on any date, Bluegreen, as the Securitization Depositor's designee, shall have the option, but not the obligation, to either (i) pay the Repurchase Price for a related Upgraded Club Loan or (ii) substitute one or more Qualified Substitute Timeshare Loans for a related Upgraded Timeshare Loan and pay the related Substitution Shortfall Amounts, if any; provided, however, that Bluegreen's option to substitute one or more Qualified Substitute Timeshare Loan for a related Upgraded Club Loan is limited on any date to (x) 20% of the sum of the Cut-Off Date Aggregate Loan Balance of the Timeshare Loan on the Closing Date less (y) the Loan Balances of all Upgraded Club Loans previously substituted by Bluegreen on the related substitution dates pursuant to this Agreement, the Sale Agreement, the Purchase Agreement and/or the Heller Transfer Agreement. Bluegreen shall deposit or cause the deposit of the related Repurchase Price and Substitution Shortfall Amounts, if any, in the Collection Account as set forth in Section 6(d) below. To the extent that Bluegreen shall elect to substitute Qualified

Substitute Timeshare Loans for an Upgraded Timeshare Loan, Bluegreen agrees to use best efforts to cause each such Qualified Substitute Timeshare Loan to be a timeshare loan for which the related Obligor has previously effected an upgrade.

            (c) Optional Purchases and Substitutions of Defaulted Timeshare Loans. The Securitization Depositor hereby irrevocably grants Bluegreen any options to purchase or substitute Defaulted Timeshare Loans it has under the Sale Agreement with the Securitization Issuer. With respect to Defaulted Timeshare Loans, on any date, Bluegreen will have the option, but not the obligation, to either (i) purchase a related Defaulted Timeshare Loan subject to the lien of the Indenture at the Repurchase Price for such related Defaulted Timeshare Loan or (ii) substitute one or more Qualified Substitute Timeshare Loans for such related Defaulted Timeshare Loan and pay the related Substitution Shortfall Amounts, if any; provided, however, that Bluegreen's option to purchase a related Defaulted Timeshare Loan or to substitute one or more Qualified Substitute Timeshare Loan for a related Defaulted Timeshare Loan is limited on any date to the Optional Purchase Limit and the Optional Substitution Limit, respectively. Balance of the Timeshare Loans less (y) the Loan Balances of all Defaulted Timeshare Loans previously purchased or substituted by Bluegreen, as applicable, on the related purchase or substitution dates pursuant to this Agreement, the Sale Agreement, the Purchase Agreement and/or the Heller Transfer Agreement. Bluegreen shall deposit or cause the deposit of the related Repurchase Price and Substitution Shortfall Amounts, if any, in the Collection Account as set forth in Section 6(d) below. Bluegreen may irrevocably waive its option to purchase or substitute a related Defaulted Timeshare Loan by delivering to the Indenture Trustee a Waiver Letter in the form of Exhibit A attached hereto.

            (d) Payment of Repurchase Prices and Substitution Shortfall Amounts. The Securitization Depositor hereby directs and Bluegreen hereby agrees to remit or cause to be remitted all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts payable during the related Due Period in immediately available funds to the Securitization Indenture Trustee to be deposited in the Collection Account on the related Transfer Date in accordance with the provisions of the Indenture. In the event that more than one Warehouse Timeshare Loan is substituted pursuant to Sections 6(a), (b) or (c) hereof on any Transfer Date, the Substitution Shortfall Amounts and the Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Transfer Date.

            (e) Schedule of Timeshare Loans. The Securitization Depositor hereby directs and Bluegreen hereby agrees, on each date on which a Warehouse Timeshare Loan has been repurchased, purchased or substituted, to provide the Securitization Depositor, the Securitization Issuer and the Indenture Trustee with a electronic supplement to Schedule III hereto and the Schedule of Timeshare Loans reflecting the removal and/or substitution of such Warehouse Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions of this Agreement.

            (f) Qualified Substitute Timeshare Loans. On the related Transfer Date, the Securitization Depositor hereby directs and Bluegreen hereby agrees to deliver or to cause the delivery of the Timeshare Loan Files of the related Qualified Substitute Timeshare Loans to the Securitization Indenture Trustee or to the Custodian, at the direction of the Securitization

Indenture Trustee, on the related Transfer Date in accordance with the provisions of the Indenture. As of such related Transfer Date, Bluegreen does hereby transfer, assign, sell and grant to the Securitization Depositor, without recourse (except as provided in Section 6 and Section 8 hereof), any and all of Bluegreen's right, title and interest in and to (i) each Qualified Substitute Timeshare Loan conveyed to the Securitization Depositor on such Transfer Date,
(ii) the Receivables in respect of the Qualified Substitute Timeshare Loans due after the related Cut-Off Date, (iii) the related Timeshare Loan Documents (excluding any rights as developer or declarant under the Timeshare Declaration, the Timeshare Program Consumer Documents or the Timeshare Program Governing Documents), (iv) all Related Security in respect of such Qualified Substitute Timeshare Loans, and (v) all income, payments, proceeds and other benefits and rights related to any of the foregoing. Upon such sale, the ownership of each Qualified Substitute Timeshare Loan and all collections allocable to principal and interest thereon since the related Cut-Off Date and all other property interests or rights conveyed pursuant to and referenced in this Section 6(f) shall immediately vest in the Securitization Depositor, its successors and assigns. Bluegreen shall not take any action inconsistent with such ownership nor claim any ownership interest in any Qualified Substitute Timeshare Loan for any purpose whatsoever other than consolidated financial and federal and state income tax reporting. Bluegreen agrees that such Qualified Substitute Timeshare Loans shall be subject to the provisions of this Agreement.

            (g) Officer's Certificate. Bluegreen shall, on each related Transfer Date, certify in writing to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee that each new Timeshare Loan meets all the criteria of the definition of "Qualified Substitute Timeshare Loan" and that (i) the Timeshare Loan Files for such Qualified Substitute Timeshare Loans have been delivered to the Securitization Custodian, and (ii) the Timeshare Loan Servicing Files for such Qualified Substitute Timeshare Loans have been delivered to the Securitization Servicer.

            (h) Release. In connection with any repurchase, purchase or substitution of one or more Timeshare Loans contemplated by this Section 6, upon satisfaction of the conditions contained in this Section 6, the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee shall execute and deliver or shall cause the execution and delivery of such releases and instruments of transfer or assignment presented to it by Bluegreen, in each case, without recourse, as shall be necessary to vest in Bluegreen or its designee the legal and beneficial ownership of such released Timeshare Loans. The Securitization Depositor shall cause the Securitization Issuer and the Securitization Indenture Trustee to cause the Securitization Custodian to release the related Timeshare Loan Files to Bluegreen or its designee and the Securitization Servicer to release the related Timeshare Loan Servicing Files to Bluegreen or its designee.

            (i) Sole Remedy. It is understood and agreed that the obligations of Bluegreen contained in Section 6(a) to cure a material breach, or to repurchase or substitute related Defective Timeshare Loans and the obligation of Bluegreen to indemnify pursuant to Section 8 shall constitute the sole remedies available to the Securitization Depositor or its subsequent assignees for the breaches of any of its representation or warranty contained in Section 5, and such remedies are not intended to and do not constitute "credit recourse" to Bluegreen.

            SECTION 7. Covenants of Bluegreen and the Seller.

            (a) Bluegreen hereby covenants and agrees with the Securitization Depositor as follows:

            (i) It shall comply with all applicable laws, rules, regulations and orders applicable to it and its business and properties except where the failure to comply will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (ii) It shall preserve and maintain for itself its existence (corporate or otherwise), rights, franchises and, privileges in the jurisdiction of its organization and except where the failure to so preserve and maintain will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (iii) On or prior to the Closing Date or a Transfer Date, as applicable, it shall indicate in its and its Affiliate's computer files and other records that each Timeshare Loan has been sold to the Securitization Depositor.

            (iv) It shall respond to any inquiries with respect to ownership of a Warehouse Timeshare Loan by stating that such Warehouse Timeshare Loan has been sold to the Securitization Depositor and that the Securitization Depositor is the owner of such Warehouse Timeshare Loan.

            (v) On or prior to the Closing Date, it shall file or cause the Seller to file, at Bluegreen's expense, financing statements in favor of the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee on behalf of the Securitization Noteholders, with respect to the Warehouse Timeshare Loans, in the form and manner reasonably requested by the Securitization Depositor. It shall deliver or cause the Seller to deliver file-stamped copies of such financing statements to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee on behalf of the Securitization Noteholders.

            (vi) It agrees from time to time to, or cause the Seller to, at Bluegreen's expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary, or that the Securitization Depositor, the Securitization Issuer or the Securitization Indenture Trustee may reasonably request, to perfect, protect or more fully evidence the sale of the Warehouse Timeshare Loans, or to enable the Securitization Depositor, the Securitization Issuer or the Securitization Indenture Trustee to exercise and enforce its rights and remedies hereunder or under any

      Timeshare Loan including, but not limited to, powers of attorney, UCC financing statements and assignments of mortgage.

            (vii) Any change in the legal name of Bluegreen or the Seller and any use by it of any tradename, fictitious name, assumed name or "doing business as" name occurring, after the Closing Date shall be promptly disclosed to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee in writing.

            (viii) Upon the discovery or receipt of notice by a Responsible Officer of Bluegreen of a breach of any of its representations or warranties and covenants contained herein, Bluegreen shall promptly disclose to the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee, in reasonable detail, the nature of such breach.

            (ix) In the event that Bluegreen shall receive any payments in respect of a Warehouse Timeshare Loan after the Closing Date or Transfer Date, as applicable (including any insurance proceeds that are not payable to the related Obligor), it shall, within two (2) Business Days of receipt, transfer or cause to be transferred, such payments to the Lockbox Account.

            (x) Bluegreen will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Timeshare Loans at the address of Bluegreen listed herein.

            (xi) In the event that Bluegreen, the Seller or the Securitization Depositor or any assignee of the Securitization Depositor should receive actual notice of any transfer taxes arising out of the transfer, assignment and conveyance of a Warehouse Timeshare Loan from the Seller to the Securitization Depositor, on written demand by the Securitization Depositor, or upon Bluegreen or the Seller otherwise being given notice thereof, Bluegreen shall cause the Seller to pay, and otherwise indemnify and hold the Securitization Depositor, or any subsequent assignee harmless, on an after-tax basis, from and against any and all such transfer taxes.

            (b) The Seller hereby covenants and agrees with the Securitization Depositor as follows:

            (i) The Seller authorizes the Securitization Depositor, the Securitization Issuer, and the Securitization Indenture Trustee to file continuation statements, and amendments thereto, relating to the Warehouse Timeshare Loans and all payments made with regard to the related Warehouse Timeshare Loans without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. The Securitization Depositor confirms that it is not its present intention to file a photocopy or other reproduction of this Agreement as a financing statement, but reserves the right to do so if, in its good faith determination, there is at such time no reasonable alternative remaining to it.

            (ii) It shall comply with all applicable laws, rules, regulations and orders applicable to it and its business and properties except where the failure to comply will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (iii) So long as the Warehouse Notes are outstanding, it shall preserve and maintain for itself its existence (corporate or otherwise), rights, franchises and privileges in the jurisdiction of its organization and except where the failure to so preserve and maintain will not have a material adverse effect on its business or its ability to perform its obligations under this Agreement or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of the Warehouse Timeshare Loans.

            (iv) On or prior to the Closing Date or a Transfer Date, as applicable, it shall indicate in computer files and other records to indicate that each Warehouse Timeshare Loan has been sold to the Securitization Depositor.

            (v) It shall respond to any inquiries with respect to ownership of a Warehouse Timeshare Loan by stating that such Warehouse Timeshare Loan has been sold to the Securitization Depositor and that the Securitization Depositor is the owner of such Warehouse Timeshare Loan.

            (vi) It agrees and authorizes the filing, at Bluegreen's expense, of the financing statements specified in Section 7(a)(v) hereof in favor of the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee on behalf of the Securitization Noteholders, with respect to the Warehouse Timeshare Loans.

            (vii) It agrees from time to time to, at Bluegreen's expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary, or that the Securitization Depositor, the Securitization Issuer or the Securitization Indenture Trustee may reasonably request, to perfect, protect or more fully evidence the sale of the Warehouse Timeshare Loans, or to enable the Securitization Depositor, the Securitization Issuer or the Securitization Indenture Trustee to exercise and enforce its rights and remedies hereunder or under any Timeshare Loan including, but not limited to, powers of attorney, UCC financing statements and assignments of mortgage. The Seller hereby appoints Bluegreen, the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee as attorneys-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Seller under this Section 7(b)(vii).

            (viii) In the event that the Seller shall receive any payments in respect of a Warehouse Timeshare Loan after the Closing Date or Transfer Date, as applicable (including any insurance proceeds that are not payable to the related Obligor), it shall, within two (2) Business Days of receipt, transfer or cause to be transferred, such payments to the Lockbox Account.

            SECTION 8. Indemnification.

            (a) Bluegreen hereby agrees to indemnify the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee, the Securitization Noteholders and the Initial Purchaser (collectively, the "Indemnified Parties") against any and all claims, losses, liabilities, (including reasonable legal fees and related costs) that the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee, the Securitization Noteholders or the Initial Purchaser may sustain directly related to any breach of the representations and warranties of Bluegreen under Section 5 hereof (the "Indemnified Amounts") excluding, however (i) Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct on the part of such Indemnified Party; (ii) any recourse for any uncollectible Warehouse Timeshare Loan not related to a breach of representation or warranty; (iii) recourse to Bluegreen for a related Defective Timeshare Loan so long as the same is cured, substituted or repurchased pursuant to Section 6 hereof; (iv) income, franchise or similar taxes by such Indemnified Party arising out of or as a result of this Agreement or the transfer of the Warehouse Timeshare Loans; (v) Indemnified Amounts attributable to any violation by an Indemnified Party of any requirement of law related to an Indemnified Party; or (vi) the operation or administration of the Indemnified Party generally and not related to the enforcement of this Agreement. The parties hereto shall (A) promptly notify the other parties hereto, the Securitization Issuer and the Securitization Indenture Trustee if a claim is made by a third party with respect to this Agreement or the Timeshare Loans, and relating to (1) the failure by Bluegreen to perform its duties in accordance with the terms of this Agreement or (2) a breach of Bluegreen's representations, covenants and warranties contained in this Agreement, (B) assume (with the consent of the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee, the Securitization Noteholders or the Initial Purchaser, as applicable, which consent shall not be unreasonably withheld) the defense of any such claim and pay all expenses in connection therewith, including legal counsel fees and (C) promptly pay, discharge and satisfy any judgment, order or decree which may be entered against it or the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee, the Securitization Noteholders or the Initial Purchaser in respect of such claim. If Bluegreen shall have made any indemnity payment pursuant to this Section 8 and the recipient thereafter collects from another Person any amount relating to the matters covered by the foregoing indemnity, the recipient shall promptly repay such amount to Bluegreen.

            (b) The obligations of Bluegreen under this Section 8 to indemnify the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee, the Securitization Noteholders and the Initial Purchaser shall survive the termination of this Agreement and continue until the Notes are paid in full or otherwise released or discharged.

            SECTION 9. No Proceedings. The Seller and Bluegreen hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, or join any Person in instituting, against the Securitization Depositor, the Securitization Issuer or any Association, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law so long as there shall not have elapsed one year plus one day since the latest maturing Securitization Notes issued by the Securitization Issuer.

            SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

            Warehouse Issuer

            BXG Receivables Note Trust 2001-A
            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-0001
            Attention: Corporate Trust Administration
            Telecopier: (302) 651-8882

            Securitization Depositor

            Bluegreen Receivables Finance Corporation VI
            4960 Conference Way North, Suite 100
            Boca Raton, Florida 33431
            Attention: Terry Jones, President
            Telecopier: (561) 912-8121

            Bluegreen

            Bluegreen Corporation

            4960 Conference Way North, Suite 100
            Boca Raton, Florida 33431
            Attention: Allan Herz, Vice President
            Telecopier: (561) 912-7915

            SECTION 11. No Waiver; Remedies. No failure on the part of the Securitization Depositor, the Securitization Issuer, the Securitization Indenture Trustee or any assignee thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

            SECTION 12. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, Bluegreen, the Securitization Depositor and their respective successors and assigns. Any assignee shall be an express third party beneficiary of this Agreement, entitled to directly enforce this Agreement. Neither the Seller nor Bluegreen may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Securitization Depositor and any assignee thereof. The Securitization Depositor may, and intends to, assign all of its rights hereunder to the Securitization Issuer and the Securitization Issuer intends to assign all of its rights to the Securitization Indenture Trustee on behalf of the Securitization Noteholders, and each of the Seller and Bluegreen consents to any such assignments. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its, terms, and shall remain in full force and effect until its termination (or, in the case of the Seller, so long as the Warehouse Notes are outstanding) provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by Bluegreen pursuant to Section 5, and the cure, repurchase or substitution and indemnification obligations shall be continuing and shall survive any termination of this Agreement, but such rights and remedies may be enforced only by the Securitization Depositor, the Securitization Issuer and the Securitization Indenture Trustee.

            SECTION 13. Amendments; Consents and Waivers. No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered thereto, nor consent to any departure by the Seller or Bluegreen from any of the terms or conditions thereof shall be effective unless it shall be in writing and signed by each of the parties hereto, the written consent of the Securitization Indenture Trustee on behalf of the Securitization Noteholders is given and confirmation from the Rating Agencies that such action will not result in a downgrade, withdrawal or qualification of any rating assigned to a Class of Notes is received. The Securitization Depositor shall provide or cause to be provided to the Securitization Indenture Trustee and the Rating Agencies with such proposed modifications, amendments or waivers. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand by the Seller or Bluegreen in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. Each of the Seller and Bluegreen acknowledges that in connection with the intended assignment by the Securitization Depositor of all of its right, title and interest in and to each Warehouse Timeshare Loan to the Securitization Issuer and the Grant by the Securitization Issuer's of all of its rights, title and interest in and to the Warehouse Timeshare Loans to the Securitization Indenture Trustee on behalf of the Securitization Noteholders, the Securitization Issuer intends to issue the Notes, the proceeds of which will be used by the Securitization Depositor to purchase the Warehouse Timeshare Loans hereunder.

            SECTION 14. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation, shall not in any way be affected or impaired thereby in any other jurisdiction. Without limiting the generality of the foregoing, in the event that a Governmental Authority determines that the Securitization Depositor may not purchase or acquire Warehouse Timeshare Loans, the transactions evidenced hereby shall constitute a loan and not a purchase and sale, notwithstanding the otherwise applicable intent of the parties hereto, and. the Seller shall be deemed to have granted to the Securitization Depositor as of the date hereof, a first priority perfected security interest in all of the Seller's right, title and interest in, to and under such Warehouse Timeshare Loans and the related property as described in Section 2 hereof.

            SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

                  (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
            ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.

                  (B) THE PARTIES TO THIS AGREEMENT HEREBY SUBMIT TO THE
            NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE PARTIES HERETO EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 15 SHALL AFFECT THE RIGHT OF THE PARTIES TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY OF THEM TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

            SECTION 16. Heading. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            SECTION 17. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                        Very truly yours,


                                        BLUEGREEN RECEIVABLES FINANCE
                                        CORPORATION VI, as Securitization
                                        Depositor

                                        By: /s/ Terry Jones
                                           -------------------------------------
                                           Name:  Terry Jones
                                           Title: President


                                        BXG RECEIVABLES NOTE TRUST 2001-A,
                                        as Warehouse Issuer

                                        By: Wilmington Trust Company,
                                        as Owner Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BLUEGREEN CORPORATION

                                        By:
                                           -------------------------------------
                                           Name: John F. Chiste
                                           Title: Senior Vice President

Agreed and acknowledged as to
the last paragraph of Section 3
herein only:


BLUEGREEN VACATION CLUB TRUST

By: Vacation Trust, Inc., Individually and as Club Trustee

By:
   --------------------------------
   Name:
   Title:

                 [Signature Page to the ING Transfer Agreement]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                        Very truly yours,


                                        BLUEGREEN RECEIVABLES FINANCE
                                        CORPORATION VI, as Securitization
                                        Depositor

                                        By:
                                           -------------------------------------
                                           Name: Terry Jones
                                           Title: President


                                        BXG RECEIVABLES NOTE TRUST 2001-A,
                                        as Warehouse Issuer

                                        By: Wilmington Trust Company,
                                        as Owner Trustee

                                        By: /s/ Jeanne M. Oller
                                           -------------------------------------
                                           Name   Jeanne M. Oller
                                           Title: Financial Services Officer

                                        BLUEGREEN CORPORATION

                                        By: /s/ John F. Chiste
                                           -------------------------------------
                                           Name: John F. Chiste
                                           Title: Senior Vice President

Agreed and acknowledged as to
the last paragraph of Section 3
herein only:

BLUEGREEN VACATION CLUB TRUST

By: Vacation Trust, Inc., Individually and as Club Trustee

By:
   --------------------------------
   Name:
   Title:

                 [Signature Page to the ING Transfer Agreement]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        Very truly yours,


                                        BLUEGREEN RECEIVABLES FINANCE
                                        CORPORATION VI, as Securitization
                                        Depositor

                                        By:
                                           -------------------------------------
                                           Name:  Terry Jones
                                           Title: President


                                        BXG RECEIVABLES NOTE TRUST 2001-A,
                                        as Warehouse Issuer

                                        By: Wilmington Trust Company,
                                            as Owner Trustee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BLUEGREEN CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:  John F. Chiste
                                           Title: Senior Vice President

Agreed and acknowledged as to
the last paragraph of Section 3
herein only:

BLUEGREEN VACATION CLUB TRUST

By: Vacation Trust, Inc., Individually and as Club Trustee

By: /s/ Shari G. Basife
   --------------------------------
   Name:  Shari G. Basife
   Title: Secretary/Treasurer

                 [Signature Page to the ING Transfer Agreement]

                                     Annex A

                              Standard Definitions


                                     Annex A

                                                                  EXECUTION COPY

                              STANDARD DEFINITIONS

            "ACH Form" shall mean the ACH authorization form executed by Obligors substantially in the form attached as Exhibit C to each of the Transfer Agreement, the Sale Agreement and the Purchase Agreement.

            "Act" shall have the meaning specified in Section 1.4 of the Indenture.

            "Additional Servicing Compensation" shall mean any late fees related to late payments on the Timeshare Loans, any non-sufficient funds fees, any processing fees and any Liquidation Expenses collected by the Servicer and any unpaid out-of-pocket expenses incurred by the Servicer during the related Due Period.

            "Adjusted Note Balance" shall equal, for any Class of Notes, the Outstanding Note Balance of such Class of Notes immediately prior to such Payment Date, less any Note Balance Write-Down Amounts previously applied in respect of such Class of Notes; provided, however, to the extent that for purposes of consents, approvals, voting or other similar act of the Noteholders under any of the Transaction Documents, "Adjusted Note Balance" shall exclude Notes which are held by Bluegreen or any Affiliate thereof.

            "Administration Agreement" shall mean the administration agreement, dated as of November 15, 2002, by and among the Administrator, the Owner Trustee, the Issuer and the Indenture Trustee, as amended from time to time in accordance with the terms thereof.

            "Administrator" shall mean Bluegreen or any successor under the Administration Agreement.

            "Administrator Fee" shall equal on each Payment Date an amount equal to the product of (i) one-twelfth and (ii) (A) if Bluegreen or an affiliate thereof is the Administrator, $1,000.00 and (B) if WTC is the Administrator, $20,000.00.

            "Adverse Claim" shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Indenture in favor of the Indenture Trustee and the Noteholders.

            "Affiliate" shall mean any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person; provided, however, that under no circumstances shall the Trust Company be deemed to be an Affiliate of the Issuer, the Depositor or the Owner, nor shall any of such parties be deemed to be an Affiliate of the Trust Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Aggregate Initial Note Balance" is equal to the sum of the Initial Note Balances for all Classes of Notes.

            "Aggregate Loan Balance" means the sum of the Loan Balances for all Timeshare Loans (except Defaulted Timeshare Loans).

            "Aggregate Outstanding Note Balance" is equal to the sum of the Outstanding Note Balances for all Classes of Notes.

            "Aruba Assignment" shall mean the assignment, dated as of November 15, 2002, between the Aruba Originator and Bluegreen pursuant to which the Aruba Originator has assigned all right, title and interest in each Aruba Loan (that is not an ING Facility Loan or Heller Facility Loan) to Bluegreen.

            "Aruba Loan" shall mean a Timeshare Loan originated by the Aruba Originator and evidenced by a Finance Agreement.

            "Aruba Originator" shall mean Bluegreen Properties, N.V., an Aruba corporation.

            "Aruba Share Certificate" shall mean a share certificate issued by the timeshare cooperative association of La Cabana Beach Resort & Racquet Club in Aruba, which entitles the owner thereof the right to use and occupy a fixed Unit at a fixed period of time each year at the La Cabana Beach Resort & Racquet Club in Aruba.

            "Assignment of Mortgage" shall mean, with respect to a Club Loan, a written assignment of one or more Mortgages from the related Originator or Seller to the Indenture Trustee, for the benefit of the Noteholders, relating to one or more Timeshare Loans in recordable form, and signed by an Authorized Officer of all necessary parties, sufficient under the laws of the jurisdiction wherein the related Timeshare Property is located to give record notice of a transfer of such Mortgage and its proceeds to the Indenture Trustee.

            "Association" shall mean the not-for-profit corporation or cooperative association responsible for operating a Resort.

            "Assumption Date" shall have the meaning specified in the Backup Servicing Agreement.

            "Authorized Officer" shall mean, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with this Indenture on behalf of such corporation, limited liability company or partnership, as the case may be.

            "Available Funds" shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from (i) the Lockbox Account pursuant to the Lockbox Agreement, (ii) the General Reserve Account pursuant to Section 3.2(b) of the Indenture, (iii) the Closing Date Delinquency Reserve Account pursuant to Section 3.2(d) of the Indenture, (iv) the Club Originator or the Depositor, as the case may be, pursuant to Section 4.4 of the Indenture, and (v) the Servicer pursuant to the Indenture, plus (B) all investment earnings on funds on deposit in the Collection Account from the immediately preceding Payment Date through such Payment Date, less (C) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date, less (D) any Additional Servicing Compensation on deposit in the Collection Account.

            "Backup Servicer" shall mean Concord Servicing Corporation, an Arizona corporation, and its permitted successors and assigns.

            "Backup Servicing Agreement" shall mean the backup servicing agreement, dated as of November 15, 2002, by and among the Issuer, the Depositor, the Servicer, the Backup Servicer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

            "Backup Servicing Fee" shall on each Payment Date (so long as Concord Servicing Corporation is the Backup Servicer), be equal to (A) prior to the removal or resignation of Bluegreen, as Servicer, the greater of (i) $750.00 and (ii) the product of (x) $0.075 and (y) the number of Timeshare Loans in the Trust Estate and (B) after the removal or resignation of Bluegreen, as Servicer, an amount equal to the product of (i) one-twelfth of 2.00% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period.

            "Bankruptcy Code" shall mean the federal Bankruptcy Code, as amended (Title 11 of the United States Code).

            "Beneficiary" shall be as defined in the Club Trust Agreement.

            "Benefit Plan" shall mean an "employee benefit plan" as defined in
Section 3(3) of ERISA, or any other "plan" as defined in Section 4975(e)(1) of the Code, that is subject to the prohibited transaction rules of ERISA or of
Section 4975 of the Code or any plan that is subject to any substantially similar provision of federal, state or local law.

            "Bluegreen" shall mean Bluegreen Corporation, a Massachusetts corporation, and its permitted successors and assigns.

            "Bluegreen Loans" shall mean certain Timeshare Loans that were sold by Bluegreen to the Depositor pursuant to the Purchase Agreement.

            "Book-Entry Note" shall mean a beneficial interest in the Notes, ownership and transfers of which shall be made through book-entries by the Depository.

            "Business Day" shall mean any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in New York City, Wilmington, Delaware, the State of Florida, the city in which the Servicer is located or the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

            "BXG Trust 2000" shall mean the BXG Receivables Owner Trust 2000, a Delaware statutory trust formed to purchase and finance the Heller Facility Loans.

            "BXG Trust 2000 Transfer Agreement" shall mean the transfer agreement, dated as of November 15, 2002, by and among Bluegreen, the Depositor and BXG Trust 2000 pursuant to which the Heller Facility Loans are sold to the Depositor.

            "BXG Trust 2001-A" shall mean the BXG Receivables Note Trust 2001-A, a Delaware statutory trust formed to purchase and finance the ING Facility Loans.

            "BXG Trust 2001-A Transfer Agreement" shall mean the transfer agreement, dated as of November 15, 2002, by and among Bluegreen, the Depositor and BXG Trust 2001-A pursuant to which the ING Facility Loans are sold to the Depositor.

            "Cash Accumulation Event" shall exist on any Determination Date, if
(A) for the last three Due Periods, the average Delinquency Level for Timeshare Loans that are 61 days or more delinquent is equal to or greater than 6%, or (B) for the last six Due Periods, the average Default Level is equal to or greater than 12%, or (C) the Cumulative Default Level is equal to or greater than the applicable Cumulative Default Percentage, or (D) four or more of the Bluegreen Developed Resorts have their respective ratings from RCI or II, as applicable, downgraded below the related rating that was assigned thereto on the Closing Date, or (E) the Servicer (if Bluegreen) fails to have at least $75,000,000 in financing facilities in place. A Cash Accumulation Event shall be deemed to be continuing until the earlier of (A) the immediately following Determination Date upon which none of the events described in this paragraph exists and (B) the day on which the Outstanding Note Balance of each Class of Notes has been reduced to zero.

            "Cede & Co." shall mean the initial registered holder of the Notes, acting as nominee of The Depository Trust Company.

            "Certificate" shall mean a Trust Certificate or a Residual Interest Certificate, as applicable.

            "Certificate Distribution Account" shall have the meaning specified in Section 5.01 of the Trust Agreement.

            "Certificate of Trust" shall mean the Certificate of Trust in the form attached as Exhibit A to the Trust Agreement.

            "Certificateholders" shall mean the holders of the Trust Certificate and Residual Interest Certificate.

            "Class" shall mean, as the context may require, any of the Class A Notes, Class B Notes, Class C Notes or Class D Notes.

            "Class A Notes" shall have the meaning specified in the Recitals of the Issuer in the Indenture.

            "Class B Notes" shall have the meaning specified in the Recitals of the Issuer in the Indenture.

            Class C Notes" shall have the meaning specified in the Recitals of the Issuer in the Indenture.

            "Class D Notes" shall have the meaning specified in the Recitals of the Issuer in the Indenture.

            "Class D Reserve Account" shall mean the account maintained by the Indenture Trustee pursuant to Section 3.2(c) of the Indenture.

            "Class D Reserve Account Required Balance" shall mean for any Payment Date, the lesser of (A) 1.00% of the Cut-Off Date Aggregate Loan Balance and (B) the Outstanding Note Balance of the Class D Notes on such Payment Date.

            "Closing Date" shall mean December 13, 2002.

            "Closing Date Delinquency Reserve Account" shall mean the account maintained by the Indenture Trustee pursuant to Section 3.2(d) of the Indenture.

            "Closing Date Delinquency Reserve Account Initial Deposit" shall mean an amount equal to the product of (i) 50% and (ii) the sum of the Loan Balances of all Timeshare Loans which were 31 days or more delinquent on the Initial Cut-Off Date that are still delinquent on the Closing Date.

            "Club" shall mean Bluegreen Vacation Club Trust, doing business as Bluegreen Vacation Club, formed pursuant to the Club Trust Agreement.

            "Club Loan" shall mean a Timeshare Loan originated by the Club Originator and evidenced by a Mortgage Note and secured by a first Mortgage on a fractional fee simple timeshare interest in a Unit.

            "Club Management Agreement" shall mean that certain Amended and Restated Management Agreement between the Club Managing Entity and the Club Trustee, dated as of May 18, 1994, as amended from time to time.

            "Club Managing Entity" shall mean Bluegreen Resorts Management, Inc., a Delaware corporation, in its capacity as manager of the Club and owner of the Club's reservation system, and its permitted successors and assigns.

            "Club Originator" shall mean Bluegreen, in its capacity as an Originator.

            "Club Trust Agreement" shall mean, collectively, that certain Bluegreen Vacation Club Trust Agreement, dated as of May 18, 1994, by and between the Developer and the Club Trustee, as amended, restated or otherwise modified from time to time, together with all other agreements, documents and instruments governing the operation of the Club.

            "Club Trustee" shall mean Vacation Trust, Inc., a Florida corporation, in its capacity as trustee under the Club Trust Agreement, and its permitted successors and assigns.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

            "Collection Account" shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.2(a) of the Indenture.

            "Collection Policy" shall mean the collection policies of the initial servicer in effect on the Closing Date, as may be amended from time to time in accordance with the Servicing Standard.

            "Completed Unit" shall mean a Unit at a Resort which has been fully constructed and furnished, has received a valid permanent certificate of occupancy, is ready for occupancy and is subject to a time share declaration.

            "Confidential Information" means information obtained by any Noteholder including, without limitation, the Preliminary Confidential Offering Circular dated October 23, 2002 or the Confidential Offering Circular dated December 3, 2002 related to the Notes and the Transaction Documents, that is proprietary in nature and that was clearly marked or labeled as being confidential information of the Issuer, the Servicer or their Affiliates, provided that such term does not include information that (a) was publicly known or otherwise known to the Noteholder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Noteholder or any Person acting on its behalf, (c) otherwise becomes known to the Noteholder other than through disclosure by the Issuer, the Servicer or their Affiliates or (d) any other public disclosure authorized by the Issuer or the Servicer.

            "Continued Errors" shall have the meaning specified in Section 5.4 of the Indenture.

            "Corporate Trust Office" shall mean the office of the Indenture Trustee located in the State of Minnesota, which office is at the address set forth in Section 13.3 of the Indenture.

            "Credit Policy" shall mean the credit and underwriting policies of the Originators in effect on the Closing Date.

            "Cumulative Default Level" shall mean for any Determination Date, an amount equal to the sum of the Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans since the Closing Date (other than Defaulted Timeshare Loans that subsequently become current) divided by the Cut-Off Date Aggregate Loan Balance (expressed as a percentage). For purposes of this definition "Timeshare Loan" shall include those timeshare loans that have been released from the Lien of the Indenture pursuant to Section 4.5(c) of the Indenture.

            "Cumulative Default Percentage" shall equal 10% on or before December 1, 2003; 14% on or before December 1, 2004; 18% on or before December 1, 2005; 20% on or before December 1, 2006 and 22% thereafter.

            "Custodial Agreement" shall mean the custodial agreement, dated as of November 15, 2002 by and among the Issuer, the Depositor, the Servicer, the Backup Servicer, and the Indenture Trustee and Custodian, as the same may be amended, supplemented or otherwise modified from time to time providing for the custody and maintenance of the Timeshare Loan Documents relating to the Timeshare Loans.

            "Custodian" shall mean U.S. Bank National Association, a national banking association, or its permitted successors and assigns.

            "Custodian Fees" shall mean for each Payment Date, the fee payable by the Issuer to the Custodian in accordance with the Custodial Agreement.

            "Cut-Off Date" shall mean, with respect to (i) the Initial Timeshare Loans, the Initial Cut-Off Date, and (ii) any Qualified Substitute Timeshare Loan, the related Subsequent Cut-Off Date.

            "Cut-Off Date Aggregate Loan Balance" shall mean the aggregate of the Loan Balances of all Timeshare Loans as of the Initial Cut-Off Date.

            "Cut-Off Date Loan Balance" shall mean the Loan Balance of a Timeshare Loan on the related Cut-Off Date.

            "Default" shall mean an event which, but for the passage of time, would constitute an Event of Default under the Indenture.

            "Default Level" shall mean for any Due Period, the product of (i) 12 and (ii) the sum of the Loan Balances of Timeshare Loans that became Defaulted Timeshare Loans during such Due Period less the Loan Balances of Defaulted Timeshare Loans that subsequently became current during such Due Period divided by the Aggregate Loan Balance on the first day of such Due Period (expressed as a percentage).

            "Defaulted Timeshare Loan" is any Timeshare Loan for which any of the earliest following events may have occurred: (i) the Servicer has commenced cancellation or forfeiture or deletion actions on the related Timeshare Loan after collection efforts have failed in accordance with its credit and collection policies, (ii) as of the last day of any Due Period, all or part of a scheduled payment under the Timeshare Loan is more than 120 days delinquent from the due date, (iii) the related Timeshare Loan otherwise ceases to be an Eligible Timeshare Loan or (iv) the Servicer obtains actual knowledge that a bankruptcy event has occurred with respect to the related Obligor.

            "Defective Timeshare Loan" shall have the meaning specified in
Section 4.4 of the Indenture.

            "Deferred Interest Amount" shall mean, with respect to a Class of Notes and a Payment Date, the sum of (i) interest accrued at the related Note Rate during the related Interest Accrual Period on such Note Balance Write-Down Amounts applied in respect of such Class and (ii) any unpaid Deferred Interest Amounts from any prior Payment Date, together with interest thereon at the applicable Note Rate from the date any such Note Balance Write-Down Amount was applied in respect of such Class, to the extent permitted by law.

            "Definitive Note" shall have the meaning specified in Section 2.2 of the Indenture.

            "Delinquency Event" shall have occurred if the average Delinquency Level over the last five Due Periods for Timeshare Loans that are 31 days or more delinquent is equal to or greater than 7%. A Delinquency Event shall be deemed to exist and be continuing until the average Delinquency Level over the last five Due Periods for Timeshare Loans that are 31 days or more delinquent is less than 7% for three consecutive Due Periods.

            "Delinquency Level" shall mean for any Due Period, an amount equal to the sum of the Loan Balances of Timeshare Loans (other than Defaulted Timeshare Loans) that are the specified number of days delinquent on the last day of such Due Period divided by the Aggregate Loan Balance on the first day of such Due Period (expressed as a percentage).

            "Delinquency Reserve Amount" shall mean, for any Payment Date, the product of (i) if (A) no Delinquency Event exists and is continuing, 3.00% or
(B) a Delinquency Event exists and is continuing, 5.00%, and (ii) the aggregate of the Loan Balances of all Timeshare Loans subject to the lien of the Indenture (as of the end of the related Due Period).

            "Depositor" shall mean Bluegreen Receivables Finance Corporation VI, a Delaware Corporation, and its permitted successors and assigns.

            "Depository" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company.

            "Depository Agreement" shall mean the letter of representations dated as of December 13, 2002, by and among the Issuer, the Indenture Trustee and the Depository.

            "Depository Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges securities deposited with the Depository.

            "Determination Date" shall mean the day that is five Business Days prior to such Payment Date.

            "Developer" shall mean Bluegreen Vacations Unlimited, Inc., a Florida corporation, and its permitted successors and assigns.

            "DTC" shall mean The Depository Trust Company, and its permitted successors and assigns.

            "Due Period" shall mean with respect to any Payment Date, the period from the 16th day of the second preceding calendar month to the 15th day of the preceding calendar month; for the Initial Payment Date, the period from and including November 16, 2002 to December 15, 2002.

            "Eligible Bank Account" shall mean a segregated account, which may be an account maintained with the Indenture Trustee, which is either (a) maintained with a depositary institution or trust company whose long-term unsecured debt obligations are rated at least "A" by Fitch and "A2" by Moody's and whose short-term unsecured obligations are rated at least "A-1" by Fitch and "P-1" by Moody's; or (b) a trust account or similar account maintained at the corporate trust department of the Indenture Trustee.

            "Eligible Investments" shall mean one or more of the following:

                  (a) obligations of, or guaranteed as to timely payment of
            principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (b) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of the three highest rating categories available from S&P and no lower than A2 by Moody's; and provided, further, that the short-term obligations of such depository institution or trust company shall be rated in the highest rating category by such Rating Agency;

                  (c) commercial paper or commercial paper funds (having
            original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof; provided that any such commercial paper or commercial paper funds shall be rated in the highest short-term rating category by each Rating Agency; and

                  (d) any no-load money market fund rated (including money
            market funds managed or advised by the Indenture Trustee or an Affiliate thereof) in the highest short-term rating category or equivalent highest long-term rating category by each Rating Agency; provided that, Eligible Investments purchased from funds in the Eligible Bank Accounts shall include only such obligations or securities that either may be redeemed daily or mature no later than the Business Day next preceding the next Payment Date;

                  (e) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment, the commercial paper or other short-term deposits of such depository institution or trust company are rated at least P-1 by Moody's and at least A-1 by S&P;

and provided, further, that (i) no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument, and (ii) no Eligible Investment may be purchased at a price in excess of par. Eligible Investments may include those Eligible Investments with respect to which the Indenture Trustee or an Affiliate thereof provides services.

            "Eligible Owner Trustee" shall have the meaning specified in Section
10.01 of the Trust Agreement.

            "Eligible Timeshare Loan" shall mean a Timeshare Loan which meets all of the criteria set forth in Schedule I of the Sale Agreement.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            "Errors" shall have the meaning specified in Section 5.4 of the Indenture.

            "Event of Default" shall have the meaning specified in Section 6.1 of the Indenture.

            "Finance Agreement" shall mean a purchase and finance agreement between an Obligor and the Aruba Originator pursuant to which such Obligor finances the purchase of Aruba Share Certificates.

            "Foreclosure Properties" shall have the meaning specified in Section 5.3(b) of the Indenture.

            "General Reserve Account" shall mean the account maintained by the Indenture Trustee pursuant to Section 3.2(b) of the Indenture.

            "General Reserve Account Initial Deposit" shall mean an amount equal to 1.00% of the Cut-Off Date Aggregate Loan Balance.

            "General Reserve Account Required Balance" shall mean (a) if no Cash Accumulation Event has occurred, the greater of (i) 3.00% of the sum of the Aggregate Loan Balance and the aggregate Loan Balance of Defaulted Timeshare Loans subject to the lien of the Indenture (as of the end of the related Due Period) and (ii) 1.50% of the Cut-Off Date Aggregate Loan Balance or (b) if a Cash Accumulation Event has occurred, 3.00% of the Cut-Off Date Aggregate Loan Balance.

            "Global Note" shall have the meaning specified in Section 2.2 of the Indenture.

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Grant" shall mean to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

            "Heller Assignment Agreement" shall mean the assignment agreement, dated as of November 15, 2002, by and among BXG Trust 2000 and Bluegreen.

            "Heller Facility Loans" shall mean certain Timeshare Loans that were previously sold to BXG Trust 2000 pursuant to that certain Sale and Servicing Agreement, dated as of September 1, 2000, by and among BXG Trust 2000, Bluegreen Receivables Finance Corporation IV, Bluegreen, Concord Servicing Corporation, Vacation Trust, Inc., U.S. Bank Trust National Association, Heller Financial, Inc. and Barclays Bank PLC.

            "Heller Loan Agreement" shall mean the Amended and Restated Loan and Security Agreement, dated as of June 30, 1999, by and between Bluegreen, the Developer and Heller Financial, Inc., as amended from time to time.

            "Highest Lawful Rate" shall have the meaning specified in Section 3 of the Sale Agreement.

            "Holder" or "Noteholder" shall mean a holder of a Class A Note, a Class B Note, a Class C Note or a Class D Note.

            "II" shall mean Interval International, Inc.

            "Indenture" shall mean the indenture, dated as of November 15, 2002, by and among the Issuer, the Club Trustee, the Servicer, the Backup Servicer and the Indenture Trustee.

            "Indenture Trustee" shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor as set forth in Section
7.9 of the Indenture.

            "Indenture Trustee Fee" shall mean for each Payment Date, the sum of
(A) $875.00 and (B) until the Indenture Trustee shall become the successor Servicer, the greater of

(A) the product of one-twelfth of 0.0175% and the Aggregate Loan Balance as of the first day of the related Due Period and (B) $1,500.00.

            "ING Assignment Agreement' shall mean the assignment agreement, dated as of November 15, 2002 by and among BXG Trust 2001-A and Bluegreen.

            "ING Facility Loans" shall mean certain Timeshare Loans that were previously sold to BXG Trust 2001-A pursuant to that certain Amended and Restated Sale and Servicing Agreement dated as of April 17, 2002, by and among Bluegreen Receivables Finance Corporation V, BXG Trust 2001-A, Bluegreen, Concord Servicing Corporation, Vacation Trust, Inc. and U.S. Bank National Association.

            "Initial Cut-Off Date" shall mean the close of business on November 15, 2002.

            "Initial Note Balance" shall mean with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, $86,899,000, $21,724,000, $23,535,000 and $38,018,000, respectively.

            "Initial Payment Date" shall mean the Payment Date occurring in January 2003.

            "Initial Purchaser" shall mean ING Financial Markets LLC.

            "Intended Tax Characterization" shall have the meaning specified in
Section 4.2(b) of the Indenture.

            "Interest Accrual Period" shall mean with respect to (i) any Payment Date other than the Initial Payment Date, the period from the 16th day of the second preceding calendar month to the 15th day of the preceding calendar month and (ii) the Initial Payment Date, the period from and including the Closing Date through December 15, 2002.

            "Interest Distribution Amount" shall equal, for a Class of Notes and on any Payment Date, the sum of (i) interest accrued during the related Interest Accrual Period at the related Note Rate on the Outstanding Note Balance of such Class of Notes immediately prior to such Payment Date (or, if any Note Balance Write-Down Amounts have been applied to such Class of Notes, the Adjusted Note Balance of such Class of Notes) and (ii) the amount of unpaid Interest Distribution Amounts from prior Payment Dates for such Class of Notes, plus, to the extent permitted by applicable law, interest on such unpaid amount at the related Note Rate. The Interest Distribution Amount shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Issuer" shall mean BXG Receivables Note Trust 2002-A, a statutory trust formed under the laws of the State of Delaware pursuant to the Trust Agreement.

            "Issuer Order" shall mean a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer of the Issuer or Administrator.

            "Knowledge" shall mean (a) as to any natural Person, the actual awareness of the fact, event or circumstance at issue or receipt of notification by proper delivery of such fact, event or circumstance and (b) as to any Person that is not a natural Person, the actual awareness of the fact, event or circumstance at issue by a Responsible Officer of such Person or receipt, by a Responsible Officer of such Person, of notification by proper delivery of such fact, event or circumstance.

            "Lien" shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.

            "Liquidation" means with respect to any Timeshare Loan, the sale or compulsory disposition of the related Timeshare Property, following foreclosure, forfeiture or other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer or an Affiliate thereof.

            "Liquidation Expenses" shall mean, with respect to a Defaulted Timeshare Loan, as of any date of determination, any out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Section 5.3(b) in the Indenture, including, but not limited to, (i) any foreclosure or forfeiture and other repossession expenses incurred with respect to such Timeshare Loan, (ii) actual commissions and marketing and sales expenses incurred by the Servicer with respect to the remarketing of the related Timeshare Property and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such Defaulted Timeshare Loan (including any assessed and unpaid Association fees and real estate taxes).

            "Liquidation Proceeds" means with respect to the Liquidation of any Timeshare Loan, the amounts actually received by the Servicer in connection with such Liquidation.

            "Loan Balance" shall mean, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including a Defaulted Timeshare Loan).

            "Lockbox Account" shall mean the account maintained pursuant to the Lockbox Agreement, which shall be a non-interest bearing account.

            "Lockbox Agreement" shall mean the lockbox agreement, dated as of November 15, 2002, by and among the Issuer, the Indenture Trustee and the Lockbox Bank.

            "Lockbox Bank" shall mean Fleet National Bank, a national banking association.

            "Lockbox Fee" shall mean on each Payment Date, the fee payable by the Issuer to the Lockbox Bank in accordance with the Lockbox Agreement.

            "Misdirected Deposits" shall mean such payments that have been deposited to the Collection Account in error.

            "Monthly Servicer Report" shall have the meaning specified in
Section 5.5 of the Indenture.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Mortgage" shall mean, with respect to a Club Loan, any purchase money mortgage, deed of trust, purchase money deed of trust or mortgage,deed creating a first lien on a Timeshare Property to secure debt granted by the Club Trustee on behalf of an Obligor to the Club Originator with respect to the purchase of such Timeshare Property and/or the contribution of the same to the Club and otherwise encumbering the related Timeshare Property to secure payments or other obligations under such Timeshare Loan.

            "Mortgage Note" shall mean, with respect to a Club Loan, the original, executed promissory note evidencing the indebtedness of an Obligor under a Club Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Net Liquidation Proceeds" shall mean with respect to a Liquidation, the positive difference between Liquidation Proceeds and Liquidation Expenses.

            "New Servicing Fee Proposal" shall have the meaning specified in
Section 5.4 of the Indenture.

            "Note Balance Write-Down Amount" shall mean with respect to any Payment Date, an amount equal to the excess, if any, of the Aggregate Outstanding Note Balance (immediately after the distribution of Available Funds and any amounts paid to the Class D Noteholders from the Class D Reserve Account on such Payment Date) over the Aggregate Loan Balance as of the end of the Due Period related to such Payment Date.

            "Note Owner" shall mean, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository).

            "Note Purchase Agreement" shall mean that certain note purchase agreement dated the Closing Date, between the Initial Purchaser and the Issuer.

            "Note Rate" shall mean with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, 4.580%, 4.740%, 5.735% and 7.750%, respectively.

            "Note Register" shall have the meaning specified in Section 2.4(a) of the Indenture.

            "Note Registrar" shall have the meaning specified in Section 2.4(a) of the Indenture.

            "Noteholder" shall mean any holder of a Note of any Class.

            "Notes" shall mean collectively, the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

            "Obligor" shall mean the related obligor under a Timeshare Loan.

            "Officer's Certificate" shall mean a certificate executed by a Responsible Officer of the related party.

            "Opinion of Counsel" shall mean a written opinion of counsel, in each case acceptable to the addressees thereof.

            "Optional Purchase Limit" shall mean, on any date, an amount equal to (x) 15% of the Cut-Off Date Aggregate Loan Balance less (y) the aggregate Loan Balances (as of the related purchase dates or release dates, as applicable) of all Defaulted Timeshare Loans (a) previously purchased by the Club Originator pursuant to the Sale Agreement, the Purchase Agreement or any of the Transfer Agreements and (b) previously released pursuant to Section 4.5(c) of the Indenture.

            "Optional Redemption Date" shall mean the first date in which the Aggregate Outstanding Note Balance is less than or equal to 10% of the Aggregate Initial Note Balance of all Classes of Notes.

            "Optional Substitution Limit" shall mean, on any date, an amount equal to (x) 20% of the Cut-Off Date Aggregate Loan Balance less (y) 'the aggregate Loan Balances (as of the related Transfer Dates) of all Defaulted Timeshare Loans previously substituted by the Club Originator pursuant to the Sale Agreement, the Purchase Agreement or the any of the Transfer Agreements.

            "Originator" shall mean either the Club Originator or the Aruba Originator.

            "Outstanding" shall mean, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

            (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

            (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes; and

            (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Note Balance of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has notice are so owned shall be so disregarded.

            "Outstanding Note Balance" shall mean as of any date of determination and Class of Notes, the Initial Note Balance of such Class of Notes less the sum of Principal Distribution Amounts actually distributed to the Holders of such Class of Notes as of such date; provided, however, to the extent that for purposes of consents, approvals, voting or other similar act of the Noteholders under any of the Transaction Documents, "Outstanding Note Balance" shall exclude Notes which are held by Bluegreen or any Affiliate thereof.

            "Owner" shall mean the owner of the Trust Certificate issued by the Issuer pursuant to the Trust Agreement, which shall be GSS Holdings, Inc.

            "Owner Beneficiary" shall have the meaning specified in the Club Trust Agreement.

            "Owner Beneficiary Agreement" shall mean the purchase agreement entered into by each obligor and the Developer with respect to the Club Loans.

            "Owner Beneficiary Rights" shall have the meaning specified in the Club Trust Agreement.

            "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, or any successor thereof, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

            "Owner Trustee Corporate Trust Office" shall mean Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801.

            "Owner Trustee Fee" shall mean for each Payment Date an amount equal to the product of (i) one-twelfth and (ii)(A) prior to the Owner Trustee becoming successor Administrator, $6,000.00 and (B) upon the Owner Trustee becoming successor Administrator, $5,000.00.

            "Paying Agent" shall mean any Person authorized under the Indenture to make the distributions required under Sections 3.4 of the Indenture, which such Person initially shall be the Indenture Trustee.

            "Payment Date" shall mean the 1st day of each month, or, if such date is not a Business Day, then the next succeeding Business Day, commencing on the Initial Payment Date.

            "Payment Default Event" shall have occurred if (i) each Class of Notes shall become due and payable pursuant to Section 6.2(a) of the Indenture or (ii) each Class of Notes shall otherwise become due and payable following an Event of Default under the Indenture and the Indenture Trustee has, in its good faith judgment, determined that the value of the assets comprising the Trust Estate is less than the Aggregate Outstanding Note Balance.

            "Percentage Interest" shall mean with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, 48%, 12%, 13% and 21%, respectively.

            "Permitted Liens" shall mean (a) with respect to Timeshare Loans in the Trust Estate, Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (ii) Liens in favor of the Depositor and the Issuer created pursuant to the Transaction Documents, and (iii) Liens in favor of the Trust and the Indenture Trustee created pursuant to the Indenture;
(b) with respect to the related Timeshare Property, materialmen's, warehousemen's, mechanic's and other Liens arising by operation of law in the ordinary course of business for sums not due, (ii) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (iii) Liens in favor of the Depositor pursuant to Transfer Agreements and the Purchase Agreement, and (iv) the Obligor's interest in the Timeshare Property under the Timeshare Loan whether pursuant to the Club Trust Agreement or otherwise; and
(c) with respect to Timeshare Loans and Related Security in the Trust Estate, any and all rights of the Beneficiaries referred to in the Club Trust Agreement under such Club Trust Agreement.

            "Person" means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.

            "Predecessor Servicer Work Product" shall have the meaning specified in Section 5.4(b) of the Indenture.

            "Principal Distribution Amount" shall equal for any Payment Date and Class of Notes, the sum of the following:

            (i) the product of (a) such Class' Percentage Interest and (b) the amount of principal collected in respect of each Timeshare Loan during the related Due Period (including, but not limited to, principal in respect of scheduled payments, partial prepayments, prepayments in full, liquidations, Substitution Shortfall Amounts and Repurchase Prices, if any, but excluding principal received in respect of Timeshare Loans that became Defaulted Timeshare Loans during prior Due Periods that have not been released from the lien of the Indenture) or, if the Cut-Off Date for a Timeshare Loan shall have occurred during the related Due Period, the amount of principal collected in respect of such Timeshare Loan after such Cut-Off Date, and

            (ii) the product of (a) such Class' Percentage Interest and (b) the aggregate Loan Balance of all Timeshare Loans which became Defaulted Timeshare Loans during the related Due Period, less the sum of (x) the aggregate Loan Balance of all Qualified Substitute Timeshare Loans which were conveyed to the Trust Estate in respect of Defaulted Timeshare Loans during the related Due Period, (y) the principal portion of Repurchase

                  Prices paid in respect of Defaulted Timeshare Loans during the related Due Period, and (z) the principal portion of Net Liquidation Proceeds received during the related Due Period, and

            (iii) any unpaid Principal Distribution Amounts for such Class from prior Payment Dates.

            "Purchase Agreement" shall mean the purchase and contribution agreement, dated as of November 15, 2002, between the Club Originator and the Depositor pursuant to which such Club Originator sells Timeshare Loans to the Depositor.

            "Qualified Substitute Timeshare Loan" shall mean a Timeshare Loan
(i) that, when aggregated with other Qualified Substitute Timeshare Loans being substituted on such Transfer Date, has a Loan Balance, after application of all payments of principal due and received during or prior to the month of substitution, not in excess of the Loan Balance of the Timeshare Loan being substituted on the related Transfer Date, (ii) that complies, as of the related Transfer Date, with each of the representations and warranties contained in the Transfer Agreements and Purchase Agreement, including that such Qualified Substitute Timeshare Loan is an Eligible Timeshare Loan, (iii) that shall not cause the weighted average coupon rate of the Timeshare Loans to be less than 15.25% after such substitution, (iv) that shall not cause the weighted average months of seasoning on the Timeshare Loans to be less than 16 months after such substitution, and (v) that does not have a stated maturity greater than 12 months prior to the Stated Maturity.

            "Rating Agency" shall mean Moody's and S&P.

            "RCI" shall mean Resorts Condominium International, Inc.

            "Receivables" means the payments required to be made pursuant to a Timeshare Loan.

            "Receivables Collateral" shall have the meaning specified in Section 3 of the Sale Agreement.

            "Record Date" shall mean, with respect to any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding the month such Payment Date occurs.

            "Redemption Date" shall mean with respect to the redemption of the Notes on or after the Optional Redemption Date, the date fixed pursuant to
Section 10.1 of the Indenture.

            "Redemption Price" shall mean, with respect to each Class of Notes, the sum of the Outstanding Note Balance of such Class of Notes, together with interest accrued thereon at the applicable Note Rate up to and including the Redemption Date.

            "Related Security" shall mean with respect to any Timeshare Loan,
(i) all of the Issuer's interest in the Timeshare Property arising under or in connection with the related

Mortgage, Owner Beneficiary Rights, Vacation Points and the related Timeshare Loan Files, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by the Club Trustee on behalf of an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, and (iv) all other security and books, records and computer tapes relating to the foregoing.

            "Repurchase Price" shall mean with respect to any Timeshare Loan to be purchased by the Club Originator pursuant to the Transfer Agreements, the Sale Agreement or the Purchase Agreement, an amount equal to the Loan Balance of such Timeshare Loan as of the date of such purchase or repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related Timeshare Loan Rate to, but not including, the due date in the then current Due Period.

            "Request for Release" shall be a request for release of Timeshare Loan Documents in the form required by the Custodial Agreement.

            "Required Payments" shall mean each of the items described in (i) through (xv) of Section 3.4 of the Indenture.

            "Reservation System": The reservation system utilized by the Club and owned by the Club Managing Entity and operated by Resort Condominium International, Inc. or the services contracted by the Club Managing Entity with a third party.

            "Residual Interest Certificate" shall mean the certificate issued under the Trust Agreement, which represents the economic residual interest of the Trust formed thereunder.

            "Residual Interest Owner" shall mean the owner of the Residual Interest Certificate issued by the Issuer pursuant to the Trust Agreement, which shall initially be the Depositor.

            "Resort" shall mean any of the following resorts: MountainLoft(TM), Laurel Crest(TM), Shore Crest(TM) Vacation Villas, Harbour Lights(TM), The Lodge Alley Inn(TM), The Falls Village(TM), Christmas Mountain Village(TM), Orlando's Sunshine(TM) Resort, Solara Surfside(TM) Condominium, Shenendoah Crossing(TM) Farm & Country Club and La Cabana Beach Resort & Racquet Club.

            "Resort Interests" shall mean as defined in the Club Trust
Agreement.

            "Responsible Officer" shall mean (a) when used with respect to the Owner Trustee or the Indenture Trustee, any officer assigned to the Owner Trustee Corporate Trust Office or the Corporate Trust Office, respectively, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Assistant Treasurer, any trust officer or any other officer such Person customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; (b) when used with respect to the Servicer, the Chief Financial Officer, a Vice President, an Assistant Vice President, the Chief Accounting Officer or the Secretary of the Servicer; and
(c) with respect to any other Person, the chairman of the board, chief financial officer, the president, a vice president, the treasurer, an assistant treasurer, the secretary, an assistant secretary, the controller, general partner, trustee or the manager of such Person.

            "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

            "Sale Agreement" shall mean that certain sale agreement, dated as of November 15, 2002, between the Depositor and the Issuer pursuant to which the Depositor sells Timeshare Loans to the Issuer.

            "Schedule of Timeshare Loans" shall mean the list of Timeshare Loans delivered pursuant to the Sale Agreement, as amended from time to time to reflect repurchases, substitutions and Qualified Substitute Timeshare Loans conveyed pursuant to the terms of the Indenture, which list shall set forth the following information with respect to each Timeshare Loan as of the related Cut-Off Date, as applicable, in numbered columns:

             1   Name of Obligor
             2   Condo Ref/Loan Number
             3   Interest Rate Per Annum
             4   Date of Origin
             5   Maturity
             6   Sales Price
             7   Monthly Payment
             8   Original Loan Balance
             9   Original Term
             10  Outstanding Loan Balance
             11  Down Payment
             12  First payment date

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Sellers" shall mean with respect to (i) the Purchase Agreement, Bluegreen, (ii) the BXG Trust 2001-A Transfer Agreement, BXG Trust 2001-A and
(iii) the BXG Trust 2000 Transfer Agreement, BXG Trust 2000.

            "Sequential Pay Event" shall mean either a Payment Default Event or a Trust Estate Liquidation Event.

            "Servicer" shall mean Bluegreen in its capacity as servicer under the Indenture, the Backup Servicing Agreement and the Custodial Agreement, and its permitted successors and assigns.

            "Servicer Event of Default" shall have the meaning specified in
Section 5.4 of the Indenture.

            "Servicing Fee" shall mean for any Payment Date, the product of
(i)(A) if Bluegreen or an affiliate thereof is Servicer, one-twelfth of 1.50% and (B) if the Indenture Trustee is the successor Servicer, one-twelfth of 2.05%, and (ii) the Aggregate Loan Balance as of the first day of the related Due Period; provided that if the Indenture Trustee is the successor Servicer, it shall, after payment of the Backup Servicing Fee, be entitled to a minimum monthly payment of $5,500.00.

            "Servicing Officer" shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee and the Noteholders from time to time.

            "Servicing Standard" shall mean, with respect to the Servicer and the Backup Servicer, a servicing standard which complies with applicable law, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary standard of prudent servicers of loans secured by timeshare interests similar to the Timeshare Properties, but in no event lower than the standards employed by it when servicing loans for its own account or other third parties, but, in any case, without regard for (i) any relationship that it or any of its Affiliates may have with the related Obligor, and (ii) its right to receive compensation for its services hereunder or with respect to any particular transaction.

            "Servicer Termination Costs" shall mean any extraordinary out-of-pocket expenses incurred by the Indenture Trustee associated with the transfer of servicing.

            "Similar Law" shall mean the prohibited transaction rules under ERISA or section 4975 of the Code or any substantially similar provision of federal, state or local law.

            "Stated Maturity" shall mean the Payment Date occurring in September 2014.

            "Statutory Trust Statute" shall mean the Delaware Statutory Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss. 3801, et seq., as the same may be amended from time to time.

            "Subsequent Cut-Off Date" shall mean with respect to any Transfer Date, (i) the close of business on the last day of the Due Period immediately preceding such Transfer Date or (ii) such other date designated by the Servicer.

            "Substitution Shortfall Amount" shall mean with respect to any Transfer Date, an amount equal to the excess of the aggregate Loan Balances of the substituted Timeshare Loans over the aggregate Loan Balances of the Qualified Substitute Timeshare Loans.

            "Timeshare Declaration" shall mean the declaration or other document recorded in the real estate records of the applicable municipality or government office where a Resort is located for the purpose of creating and governing the rights of owners of Timeshare Properties related thereto, as it may be in effect from time to time.

            "Timeshare Loan" shall mean a Club Loan, Aruba Loan, or a Qualified Substitute Timeshare Loan, subject to the lien of the Indenture. As used in the Transaction Documents, the term "Timeshare Loan" shall include the related Mortgage Note, Mortgage, the Finance Agreement and other Related Security contained in the related Timeshare Loan Documents.

            "Timeshare Loan Acquisition Price" shall mean with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan plus accrued and unpaid interest thereon up to and including the Initial Cut-Off Date.

            "Timeshare Loan Documents" shall mean with respect to each Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files, and (ii) Timeshare Loan Servicing Files.

            "Timeshare Loan Files" shall mean, with respect to a Timeshare Loan, the Timeshare Loan and all documents related to such Timeshare Loan, including:

            1. with respect to a Club Loan, the original Mortgage Note with the related allonge or other assignment attached as required by the Custodial Agreement, signed (which may be by facsimile) by an Authorized Officer of the Club Originator or the Indenture Trustee or other party as appropriate and showing a complete chain of endorsements from the original payee of the Mortgage Note to the Indenture Trustee: "Pay to the order of ________________________, without recourse representation or warranty";

            2. with respect to a Club Loan, the original recorded or unrecorded Mortgage with evidence of delivery for filing (or, if the original of the recorded or unrecorded Mortgage is not available, a copy of such recorded or unrecorded Mortgage (with evidence of delivery for filing), in each case certified by an Authorized Officer of the Club Originator to be a true and correct copy);

            3. with respect to a Club Loan, an original recorded or unrecorded Assignment of Mortgage (which may be a part of a blanket assignment of more than one Club Loan), from the Club Originator to the Indenture Trustee, with evidence of proper recordation, if applicable, signed by an Authorized Officer of the Club Originator (or evidence from a third party that such assignment has been submitted for recordation);

            4. with respect to a Club Loan, the UCC financing statement, if any, evidencing that the security interest granted under such Timeshare Loan, if any, has been perfected under applicable state law;

            5. with respect to a Club Loan, a copy of any recorded or unrecorded warranty deed transferring legal title to the related Timeshare Property to the Club Trustee;

            6. with respect to a Club Loan, an original lender's title insurance policy or title commitment or master policy referencing such Timeshare Loan and covering the Indenture Trustee for the benefit of the Noteholders;

            7. the original of any related assignment or guarantee or, if such original is unavailable, a copy thereof certified by an Authorized Officer of the Club Originator to be a true and correct copy, current and historical computerized data files;

            8. the original of any assumption agreement or any refinancing agreement;

            9. all related owner beneficiary agreements, finance applications (including related Finance Agreements, if applicable), ACH forms, sale and escrow documents executed and delivered by the related Obligor with respect to the purchase of a Timeshare Property;

            10. all other papers and records of whatever kind or description, whether developed or originated by an Originator or another Person, required to document, service or enforce a Timeshare Loan; and

            11. any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Timeshare Loans Files pursuant to the Indenture, the Credit Policy or the other Transaction Documents.

            "Timeshare Loan Rate" shall mean with respect to any Timeshare Loan, the specified coupon rate thereon.

            "Timeshare Loan Servicing Files" shall mean with respect to each Timeshare Loan and each Obligor, the portion of the Timeshare Loan Files necessary for the Servicer to service such Timeshare Loan including but not limited to (i) the original truth-in-lending disclosure statement executed by such Obligor, as applicable, (ii) all writings pursuant to which such Timeshare Loan arises or which evidences such Timeshare Loan and not delivered to the Custodian, (iii) all papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans in accordance with the Servicing Standard and (iv) each Timeshare Program Consumer Document and Timeshare Program Governing Document Declaration, if applicable, related to the applicable Timeshare Property.

            "Timeshare Program" shall mean the program under which (1) an Obligor has purchased a Timeshare Property and (2) an Obligor shares in the expenses associated with the operation and management of such program.

            "Timeshare Program Consumer Documents" shall mean, as applicable, the Owner Beneficiary Agreement, Finance Agreement, Mortgage Note, Mortgage, credit disclosures, rescission right notices, final subdivision public reports/prospectuses/public offering statements, the Timeshare Project exchange affiliation agreement and other documents, disclosures and advertising materials used or to be used by an Originator in connection with the sale of Timeshare Properties.

            "Timeshare Program Governing Documents" shall mean the articles of organization or articles of incorporation of each Association, the rules and regulations of each Association, the Timeshare Program management contract between each Association and a management company, and any subsidy agreement by which an Originator is obligated to subsidize shortfalls in the budget of a Timeshare Program in lieu of paying assessments, as they may be from time to time in effect and all amendments, modifications and restatements of any of the foregoing.

            "Timeshare Projects" shall mean the part of the Resorts described in Exhibit C to the Sale Agreement related to any Timeshare Loan.

            "Timeshare Property" shall mean (i) with respect to a Club Loan, a fractional fee simple timeshare interest in a Unit in a Resort entitling the related Obligor to the use and occupancy of a Unit at the Resort for a specified period of time each year or every other year in perpetuity and (ii) with respect to an Aruba Loan, shares in the related Association at the La Cabana Beach Resort & Racquet Club in Aruba entitling the related Obligor to the use and occupancy of a fixed Unit at such Resort for a fixed period of time each year or every other year for the duration of the long-term lease of such resort.

            "Transaction Documents" shall mean the Indenture, the Purchase Agreement, the Transfer Agreements, the Sale Agreement, the Lockbox Agreement, the Backup Servicing Agreement, the Administration Agreement, the Custodial Agreement, the Note Purchase Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby.

            "Transfer Agreements" shall mean the BXG Trust 2000 Transfer Agreement and the BXG Trust 2001-A Transfer Agreement.

            "Transfer Date" shall mean the date on which the Club Originator or the Depositor, as the case may be, substitutes one or more Timeshare Loans in accordance with Section 4.4 of the Indenture.

            "Treasury Regulations" shall mean the regulations, included proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "Trust" shall mean the Issuer.

            "Trust Accounts" shall mean collectively, the Lockbox Account, the Collection Account and the General Reserve Account, the Class D Reserve Account and the Closing Date Delinquency Reserve Account.

            "Trust Agreement" shall mean the trust agreement, dated as of November 15, 2002, by and among Bluegreen Receivables Finance Corporation VI, GSS Holdings, Inc. and Wilmington Trust Company.

            "Trust Certificate" shall mean the certificate issued under the Trust Agreement, which represents the sole equity interest in the Trust formed hereunder.

            "Trust Company" shall have the meaning specified in the Trust Agreement.

            "Trust Estate" shall have the meaning specified in the Granting Clause of the Indenture.

            "Trust Estate Liquidation Event" shall have the meaning specified in
Section 6.6(b) of the Indenture.

            "Trust Paying Agent" shall have the meaning specified in Section
3.13 of the Trust Agreement.

            "UCC" shall mean the Uniform Commercial Code as from time to time in affect in the applicable jurisdiction or jurisdictions.

            "Unit(s)": One individual air-space condominium unit, cabin, villa, cottage or townhome within a Resort, together with all furniture, fixtures and furnishings therein, and together with any and all interests in common elements appurtenant thereto, as provided in the related Timeshare Program Governing Documents.

            "Upgraded Club Loan" shall mean either (A) a Club Loan for which the related Obligor has elected to (i) reconvey the existing Club Property to the Developer in exchange for a new Club property, and (ii) cancel such Club Loan in exchange for a new Timeshare Loan from the Club Originator secured by such new Club Property, or (B) a Club Loan for which the related Obligor has elected to
(i) acquire additional Club Property and (ii) cancel such Club Loan in exchange for a new Timeshare Loan secured by the existing Club Property and the additional Timeshare Property.

            "Vacation Points" shall have the meaning specified in the Club Trust Agreement.

                                   Schedule I

With respect to each Warehouse Timeshare Loan, as of the related Closing Date or Transfer Date, as applicable:

(a) except if such Timeshare Loan is listed on Schedule H(a) hereof, payments due under the Warehouse Timeshare Loan are fully-amortizing and payable in level monthly installments;

(b) payment obligations under the Warehouse Timeshare Loan bear a fixed rate of interest;

(c) the Obligor thereunder has made a down payment by cash, check or credit card of at least 10% percent of the actual purchase price (including closing costs) of the Timeshare Property (which cash down payment may, in the case of Upgraded Club Loans only, be represented by the principal payments on such Warehouse Timeshare Loan since its date of origination) and no part of such payment has been made or loaned to Obligor by Bluegreen, the Seller or an Affiliate thereof;

(d) as of the related Cut-Off Date, no principal or interest due with respect to the Warehouse Timeshare Loan is sixty (60) days or more Delinquent;

(e) the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided, that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an "Affiliate";

(f) immediately prior to the conveyance of the Warehouse Timeshare Loan to the Securitization Depositor, the Seller will own full legal and equitable title to such Warehouse Timeshare Loan, and the Warehouse Timeshare Loan (and the related Timeshare Property) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

(g) the Warehouse Timeshare Loan (other than an Aruba Loan) is secured directly by a first priority Mortgage on the related purchased Timeshare Property;

(h) with respect to each Club Loan, the Timeshare Property mortgaged by or at the direction of the related Obligor constitutes a fractional fee simple timeshare interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Timeshare Property and such Mortgage creates a valid, binding and enforceable first Lien on the related Timeshare

      Property, subject only to Permitted Liens; and the Seller is in compliance with any Permitted Lien respecting the right to the use of such Timeshare Property; each of the Assignments of Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;

(i) with respect to the Obligor and a particular Timeshare Property purchased by such Obligor, there is only one original Mortgage and Mortgage Note, in the case of a Club. Loan, and only one Finance Agreement, in the case of an Aruba Loan; all parties to the related Mortgage and the related Mortgage Note (and, in the case of an Aruba Loan, Finance Agreement) had legal capacity to enter into such Timeshare Loan Documents and to execute and deliver such related Timeshare Loan Documents, and such related Timeshare Loan Documents have been duly and properly executed by such parties; any amendments to such related Timeshare Loan Documents required as a result of any mergers involving the Seller or its predecessors, to maintain the rights of the Seller or its predecessors thereunder as a mortgagee (or a Seller, in the case of the Aruba Loan) have been completed;

(j) at the time the related Originator originated such Warehouse Timeshare Loan to the related Obligor, such Originator had full power and authority to originate such Warehouse Timeshare Loan and the Obligor had good and indefeasible fee title or good and marketable fee simple title, or, in the case of an Aruba Warehouse Loan, a cooperative interest, as applicable, to the Timeshare Property related to such Warehouse Timeshare Loan, free and clear of all Liens, except for Permitted Liens;

(k) the related Mortgage (or, in the case of an Aruba Loan, the related Finance Agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Timeshare Property of the benefits of the security interests or lender's contractual rights intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee's sale, including power of sale, (b) otherwise by judicial foreclosure or power of sale and/or (c) termination of the contract, forfeiture of Obligor deposits and payments towards the related Warehouse Timeshare Loan and expulsion from the related Association; in the case of the Club Loans, there is no exemption available to the related Obligor which would interfere with the mortgagee's right to sell at a trustee's sale or power of sale or right to foreclose such related Mortgage, as applicable;

(l) the related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage;

(m) if a Mortgage secures a Timeshare Loan, the title to the related Timeshare Property is insured (or a binding commitment for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Seller or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the outstanding Loan Balance of such Warehouse Timeshare Loan, and otherwise in form and substance acceptable to the Indenture Trustee; the Seller or its assignee is a named insured of such mortgagee's title insurance policy; such mortgagee's title insurance policy is in full force and effect; no claims have been made under such mortgagee's title insurance policy and no prior holder of such Warehouse Timeshare Loan has done or omitted to do anything which would impair the coverage of such mortgagee's title insurance policy; no premiums for such mortgagee's title insurance policy, endorsements and all special endorsements are past due;

(n) the Seller or Bluegreen has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy on the related Timeshare Property;

(o) all applicable intangible taxes and documentary stamp taxes were paid as to the related Warehouse Timeshare Loan;

(p) the proceeds of the Warehouse Timeshare Loan have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator's commitment or the documents and instruments evidencing or securing the Warehouse Timeshare Loan and no such advances or loans have been made since the origination of the Warehouse Timeshare Loan;

(q) the terms of each Timeshare Loan Document has not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Timeshare Loan Documents or (y) in accordance with the Credit Policy or the Servicing Standard (provided that no Warehouse Timeshare Loan has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Warehouse Timeshare Loan, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Timeshare Property is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the Mortgage subject only to Permitted Liens;

(r) other than if it is an Aruba Loan, the Warehouse Timeshare Loan is principally and directly secured by an interest in real property;

(s) the Warehouse Timeshare Loan was originated by Bluegreen or one of its Affiliates in the normal course of its business; the Warehouse Timeshare Loan originated by Bluegreen or one of its Affiliates was underwritten in accordance with its underwriting guidelines; the origination, servicing and collection practices used by Bluegreen and, to Bluegreen's

      Knowledge, its Affiliates with respect to the Warehouse Timeshare Loan have been in all respects, legal, proper, prudent and customary;

(t) the related Warehouse Timeshare Loan is assignable to and by the obligee and its successors and assigns and the related Warehouse Timeshare Property is assignable upon liquidation of the related Warehouse Timeshare Loan, without the consent of any other Person (including any Association, condominium association, homeowners' or timeshare association);

(u) the related Mortgage is and will be prior to any Lien on, or other interests relating to, the related Timeshare Property;

(v) to Bluegreen's Knowledge, there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Timeshare Properties, nor any other outstanding Liens or charges affecting the Timeshare Properties that would result in the imposition of a Lien on the Timeshare Property affecting the Lien of the related Mortgage or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Timeshare Loan;

(w) other than with respect to delinquent payments of principal or interest 60 (sixty) or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the related Warehouse Timeshare Loan, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Seller or Bluegreen has not waived any such material default, breach, violation or event of acceleration under the Finance Agreement, Mortgage, the Mortgage Note or any such other document or instrument, as applicable;

(x) neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Timeshare Property;

(y) the Warehouse Timeshare Loan has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Timeshare Property has been released from the Lien of the related Mortgage, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the related Mortgage do not provide for a release of any portion of the Timeshare Property from the Lien of the related Mortgage except upon the payment of the Warehouse Timeshare Loan in full;

(z) the Seller and, to Bluegreen's knowledge, each other party which has had an interest in the Timeshare Loan is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and "doing business" requirements of the laws of the state wherein the Timeshare Property is located to the extent necessary to permit the Seller to maintain or defend actions or proceedings with respect to the Warehouse Timeshare Loan in all appropriate forums in such state without any further act on the part of any such party;

(aa) there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Warehouse Timeshare Loan;

(bb) the related Association was duly organized and are validly existing; a manager (the "Manager") manages such Resort and performs services for the Timeshare Associations, pursuant to an agreement between the Manager and the respective Associations, such contract being in full force and effect; to Bluegreen's Knowledge, the Manager and the Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

(cc) the related Resort is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Timeshare Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Associations at the Resorts (other than at the La Cabana Beach Resort & Racquet Club in Aruba) are required, during the time such Timeshare Property is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Timeshare Project in which the Timeshare Property is located or to pay such proceeds to the holders of any related Mortgage secured by a timeshare estate in the portions of the Timeshare Project in which the Timeshare Property is located; the Resort (other than the La Cabana Beach Resort & Racquet Club in Aruba), if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended; each Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; each Resort's insurance policies are in full force and effect with a generally acceptable insurance carrier;

(dd) the related Mortgage gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the related Timeshare Property, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;

(ee) each rescission period applicable to the related Warehouse Timeshare Loan has expired;

(ff) no selection procedures were intentionally utilized by the Seller in selecting the Timeshare Loan, which the Seller knew were materially adverse to the Securitization Indenture Trustee or the Securitization Noteholders;

(gg) the Units related to the Warehouse Timeshare Loan in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such Units have been issued and are currently outstanding; the Seller has complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a "Declaration"), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the related Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such timeshare association or the ability of such Association to do business,
      (b) have a material adverse impact on the financial condition of such Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the related Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and, to Bluegreen's Knowledge, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Association, or the value of the Securitization Notes;

(hh) except if such Timeshare Loan is listed on Schedule II(hh) hereof, the original Loan Balance of such Warehouse Timeshare Loan does not exceed $25,000;

(ii) payments with respect to the Warehouse Timeshare Loan are to be in legal tender of the United States;

(jj) all monthly payments made on the Warehouse Timeshare Loan have been made by the Obligor and not by the Seller or Bluegreen on the Obligor's behalf;

(kk)  the Warehouse Timeshare Loan relates to a Resort;

(11) the Warehouse Timeshare Loan constitutes either "chattel paper", a "general intangible" or an "instrument" as defined in the UCC as in effect in all applicable jurisdictions;

(mm) the sale, transfer and assignment of the Warehouse Timeshare Loan and the Related Security does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the Warehouse Timeshare Loan and Related Security does not require the consent of the Obligor;

(nn) each of the Warehouse Timeshare Loan, the Related Security, related Assignment of Mortgage, related Mortgage, related Mortgage Note, related Finance Agreement and each other related Timeshare Loan Document are in full force and effect, constitute the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, assignment, liquidation, conservatorship or moratorium, and is not subject to any dispute, offset, counterclaim or defense whatsoever;

(oo) the Warehouse Timeshare Loan relates to a Completed Unit and the Related Security do not, and the origination of each Warehouse Timeshare Loan did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Warehouse Timeshare Loan and the Related Security; no Warehouse Timeshare Loan was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Warehouse Timeshare Loan would be unlawful, void or voidable;

(pp) to Bluegreen's Knowledge, (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of Bluegreen;

(qq) except if such Timeshare Loan is listed on Schedule II(qq) hereof, the Warehouse Timeshare Loan shall not have a Timeshare Loan Rate less than 12.90% per annum;

(rr) except if such Timeshare Loan is listed on Schedule II(rr) hereof, the Obligor has made at least two (2) month's aggregate required payments with respect to the Warehouse Timeshare Loan (not including any down payment);

(ss) if a Resort (other than the La Cabana Beach Resort & Racquet Club in Aruba) is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender's mortgage) pursuant to which such construction lender agrees not to foreclose on any Timeshare Properties relating to a Warehouse Timeshare Loan which have been sold pursuant to this Agreement;

(tt) the Timeshare Properties and the related Resorts are free of material damage and waste and are in good repair and fully operational; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Timeshare Property or taking of the Timeshare Property by eminent domain; the Timeshare Properties and the Resorts in which the Timeshare Properties are located are lawfully used and occupied under applicable law by the owner thereof;

(uu) the portions of the Resorts in which the Timeshare Properties are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted;

(vv) no foreclosure or similar proceedings have been instituted and are continuing with respect to the Warehouse Timeshare Loan or the related Timeshare Property;

(ww) with respect to the Aruba Loans only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of the Aruba Originator;

(xx) the Warehouse Timeshare Loan does not have an original term to maturity in excess of 120 months;

(yy) to Bluegreen's Knowledge, the capital reserves and maintenance fee levels of the Associations related to the Resorts are adequate in light of the operating requirements of such Associations;

(zz) except as required by law, the Warehouse Timeshare Loan may not be assumed without the consent of the obligee;

(aaa) for each Club Loan, the Obligor under the Warehouse Timeshare Loan has not had its rights under the Club Trust Agreement suspended;

(bbb) the payments under the Warehouse Timeshare Loan are not subject to withholding taxes imposed by any foreign governments;

(ccc) each entry with respect to the Warehouse Timeshare Loan as set forth on
      Schedule II and Schedule III hereof is true and correct. Each entry with respect to a Qualified Substitute Timeshare Loan as set forth on Schedule II and Schedule III hereof, as revised, is true and correct;

(ddd) if the Timeshare Loan relates to a Timeshare Property located in Aruba, a notice has been mailed or will be mailed by December 31, 2002 (with respect to Timeshare Loans sold on the Closing Date) or within 30 days of the Transfer Date, as applicable, to the related Obligor indicating that such Timeshare Loan has been transferred to the Purchaser and will ultimately be transferred to the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders; and

(eee) no broker is, or will be, entitled to any commission or compensation in connection with the transfer of the Warehouse Timeshare Loans hereunder.

(fff) if the related Obligor is paying its scheduled payments by pre-authorized debit or charge, such Obligor has executed an ACH Form substantially in the form attached hereto as Exhibit C, and such ACH Form is included in the related Timeshare Loan File.